
                                                                    EXHIBIT 10.7
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
[THE GREAT SEAL OF THE STATE OF NEW JERSEY]        STATE OF NEW JERSEY                                BID NO             :99-X-28201
                                                   REQUEST FOR PROPOSAL                               T-NO               :T 1799
                                             -----------------------------------------------------
                                             FOR: INTERACTIVE VOICE RESPONSE SYSTEM                   DATE ISSUED        :12/02/98
                                                  NJ DIVISION OF REVENUE                              N.J. VENDOR NO     :
--------------------------------------------------------------------------------------------------
                                                        ESTIMATED AMOUNT:  $           .00            VENDOR PHONE NO    :
                                                        CONTRACT EFFECTIVE DATE:  01/18/99            VENDOR FAX NO      :
         **** EXTRA COPY 24 ****                        CONTRACT EXPIRATION DATE: 01/17/01            VENDOR FEIN/SSN    :
                                                        COOPERATIVE PURCHASING:   NO                  REQUISITION NO     :1014590
                                                        SET ASIDE: NONE                               REQUESTING AGENCY  :822105
                                                        ---------------------------------------------------------------------------
                                                           DIRECT QUESTIONS CONCERNING THIS RFP TO:    292 - 5170 FAX
                                                           BUYER:JOHN KENNEDY                    PHONE:(609) 984-9703
-----------------------------------------------------------------------------------------------------------------------------------

 PURSUANT TO N.J.S.A. 52:34-12 AND N.J.A.C. 17:12-2.5, PROPOSALS WHICH FAIL TO
    CONFORM WITH THE FOLLOWING REQUIREMENTS WILL BE AUTOMATICALLY REJECTED:

 1) PROPOSALS MUST BE RECEIVED AT OR BEFORE THE PUBLIC OPENING TIME OF 2 PM ON
                                                                      -----
    12/23/98 AT THE FOLLOWING PLACE: DEPARTMENT OF TREASURY, GSA, PURCHASE
    --------
    BUREAU, PO BOX 230, 33 WEST STATE STREET, 9TH FLOOR, TRENTON, NEW JERSEY 08625-0230. TELEPHONE, TELEFACSIMILE OR TELEGRAPH PROPOSALS WILL NOT BE ACCEPTED. THE ACCOMPANYING SELF-ADDRESSED ENVELOPE SHOULD CONTAIN OR BE ATTACHED TO THE PROPOSAL.

 2) THE VENDOR MUST SIGN THE PROPOSAL.

 3) THE PROPOSAL MUST INCLUDE ALL PRICE INFORMATION. PROPOSAL PRICES SHALL INCLUDE DELIVERY OF ALL ITEMS F.O.B. DESTINATION OR AS OTHERWISE PROVIDED. PRICE QUOTES MUST BE FIRM THROUGH ISSUANCE OF CONTRACT.

 4) ALL PROPOSAL PRICES MUST BE TYPED OR WRITTEN IN INK.

 5) ALL CORRECTIONS, WHITE-OUTS, ERASURES, RESTRIKING OF TYPE, OR OTHER FORMS OF ALTERATION, OR THE APPEARANCE OF ALTERATION, TO UNIT AND/OR TOTAL PRICES MUST BE INITIALED IN INK BY THE VENDOR.

 6) THE VENDOR MUST SUBMIT WITH THE PROPOSAL BID SECURITY IN THE AMOUNT OF $ NONE OR NONE %. CHECK THE TYPE OF BID SECURITY SUPPLIED: _______ ANNUAL BID
    ----    ----
    BOND ON FILE. _______ BID BOND ATTACHED.
    _____ CERTIFIED OR CASHIER'S CHECK ATTACHED. ______ LETTER OF CREDIT
    ATTACHED.

 7) THE VENDOR MUST COMPLETE AND SUBMIT, PRIOR TO THE SUBMISSION OF THE PROPOSAL, OR ACCOMPANYING THE PROPOSAL, THE ATTACHED OWNERSHIP DISCLOSURE FORM. (SEE N.J.S.A. 52:25-24.2).

 8) THE VENDOR MUST ATTEND THE MANDATORY PRE-BID CONFERENCE(S) AND SITE VISIT(S) AT THE FOLLOWING DATE(S) AND TIME(S): NONE

--------------------------------------------------------------------------------
                            ADDITIONAL REQUIREMENTS

 9) PERFORMANCE SECURITY:$ NONE OR NONE %.  10) PAYMENT RETENTION: ______ %.
                           ---     ----

11) AN AFFIRMATIVE ACTION FORM (ATTACHED).    12) A MACBRIDE PRINCIPLES
    CERTIFICATION (ATTACHED).

13) REQUESTED DELIVERY:      14 DAYS AFTER RECEIPT OF ORDER

14) CERTIFICATION OR NOTIFICATION OF REGISTRATION WITH THE SECRETARY OF STATE IF A FOREIGN (NON-NJ) CORPORATION, IF NECESSARY (SEE N.J.S.A. 14A:13-1 ET SEQ. AND N.J.A.C. 17:12-2.10).

15) FOR SET ASIDE CONTRACTS ONLY, N.J. DEPARTMENT OF COMMERCE CERTIFICATION OR NOTIFICATION OF REGISTRATION AS A SMALL, MINORITY OR FEMALE BUSINESS (SEE N.J.A.C. 17:13-3.2).

--------------------------------------------------------------------------------
                           TO BE COMPLETED BY VENDOR

16) DELIVERY CAN BE MADE        DAYS OR        WEEKS AFTER RECEIPT OF ORDER.
                        --------       --------

17) CASH DISCOUNT TERMS (SEE ATTACHED NOTICE):      %,      DAYS:NET      DAYS
                                             -------  ------        ------

18) VENDOR PHONE NO.                  19) VENDOR FAX NO.
                    ------------------                  ------------------

20) VENDOR FEDERAL ID NO.             21) YOUR BID REFERENCE NO.
                         -------------                          ----------

SIGNATURE OF THE VENDOR ATTESTS THAT THE VENDOR HAS READ, UNDERSTANDS, AND AGREES TO ALL TERMS, CONDITIONS, AND SPECIFICATIONS SET FORTH IN THE REQUEST FOR PROPOSAL, INCLUDING ALL ADDENDA. FURTHERMORE, SIGNATURE BY THE VENDOR SIGNIFIES THAT THE REQUEST FOR PROPOSAL AND THE RESPONSIVE PROPOSAL CONSTITUTES A CONTRACT IMMEDIATELY UPON NOTICE OF ACCEPTANCE OF THE PROPOSAL BY THE STATE OF NEW JERSEY FOR ANY OR ALL OF THE ITEMS BID, AND FOR THE LENGTH OF TIME INDICATED IN THE REQUEST FOR PROPOSAL. FAILURE TO ACCEPT THE CONTRACT WITHIN THE TIME PERIOD INDICATED IN THE REQUEST FOR PROPOSAL, OR FAILURE TO HOLD PRICES OR TO MEET ANY OTHER TERMS AND CONDITIONS AS DEFINED IN EITHER THE REQUEST FOR PROPOSAL OR THE PROPOSAL DURING THE TERM OF THE CONTRACT, SHALL CONSTITUTE A BREACH AND MAY RESULT IN SUSPENSION OR DEBARMENT FROM FURTHER STATE BIDDING. A DEFAULTING CONTRACTOR MAY ALSO BE LIABLE, AT THE OPTION OF THE STATE, FOR THE DIFFERENCE BETWEEN THE CONTRACT PRICE AND THE PRICE BID BY AN ALTERNATE VENDOR OF THE GOODS OR SERVICES IN ADDITION TO OTHER REMEDIES AVAILABLE.
-------------------------------------------------------------------------------
22) ORIGINAL SIGNATURE OF VENDOR        23) NAME OF FIRM

-------------------------------------------------------------------------------
24) PRINT/TYPE NAME AND TITLE           25) DATE

-------------------------------------------------------------------------------
PBRFP-2  11/97

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 STANDARD TERMS & CONDITIONS                             TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM             2
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

I. Unless the bidder is specifically instructed otherwise in the Request for Proposal, the following terms and conditions will apply to all contracts or purchase agreements made with the State of New Jersey. These terms are in addition to the terms and conditions set forth in the Request for Proposal
     (RFP) and should be read in conjunction with same unless the RFP specifically indicates otherwise. If a bidder proposes changes or modifications or takes exception to any of the State's terms and conditions, the bidder must so state specifically in writing in the bid proposal. Any proposed change, modification or exception in the State's terms and conditions by a bidder will be a factor in the determination of an award of a contract or purchase agreement.

II. All of the State's terms and conditions will become a part of any contract(s) or order(s) awarded as a result of the Request for Proposal, whether stated in part, in summary or by reference. In the event the bidder's terms and conditions conflict with the State's, the State's terms and conditions will prevail, unless the bidder is notified in writing of the State's acceptance of the bidder's terms and conditions.

III. The statutes, laws or codes cited are available for review at the New Jersey State Library, 185 West State Street, Trenton, New Jersey 08625.

IV. If awarded a contract or purchase agreement, the bidder's status shall be that of any independent principal and not as an employee of the State.

     1. STATE LAW REQUIRING MANDATORY COMPLIANCE BY ALL CONTRACTORS

        1.1 CORPORATE AUTHORITY - All New Jersey corporations must obtain a Certificate of Incorporation from the Office of the Secretary of State prior to conducting business in the State of New Jersey.

             If a bidder is a corporation incorporated in a state other than New Jersey, the bidder must obtain a Certificate of Authority to do business from the Office of the Secretary of State prior to receipt of final contract award. Within seven (7) days of receipt of a notice of intent to award the successful bidder shall provide either certification or notification of filing with the Secretary of State. Failure to comply will result in the State's withdrawing of the notice of intent to award.

             If the bidder awarded a contract or purchase agreement is an individual not residing in this state or a partnership organized under the laws of another state, then the bidder shall execute a power of attorney designating the State Treasurer as his true and lawful attorney to receive process in any civil action which may arise out of the performance of this contract or agreement. This appointment of the State Treasurer shall be irrevocable and binding upon the bidder, his heirs, executors, administrators, successors or assigns. Within ten (10) days of receipt of this process, the Treasurer shall forward same to the bidder at the address designated herein.

        1.2 ANTI-DISCRIMINATION - All parties to any contract with the State of New Jersey agree not to discriminate in employment and agree to abide by all anti-discrimination laws including those contained within N.J.S.A. 10:2-1 through N.J.S.A. 10:2-4, N.J.S.A 10:5-1 et seq. and N.J.S.A. 10:5-31 through 10:5-38, and all rules and regulations issued thereunder.

        1.3 PREVAILING WAGE ACT - The New Jersey Prevailing Wage Act, N.J.S.A. 34:11-56.26 et seq. is hereby made part of every contract entered into on behalf of the State of New Jersey through the Division of Purchase and Property, except those contracts which are not within the contemplation of the Act. The bidder's signature on this proposal is his guarantee that neither he nor any subcontractors he might employ to perform the work covered by this proposal has been suspended or debarred by the Commissioner, Department of Labor for violation of the provisions of the Prevailing Wage Act.

        1.4 AMERICANS WITH DISABILITIES ACT - The contractor must comply with all provisions of the Americans With Disabilities Act (ADA, P.L. 101-336, in accordance with 42 U.S.C. 12101 et seq.

        1.5 THE WORKER AND COMMUNITY RIGHT TO KNOW ACT - The provisions of N.J.S.A. 34:5A-1 et seq. which require the labeling of all containers of hazardous substances are applicable to this contract. Therefore, all goods offered for purchase to the State must be labeled by the contractor in compliance with the provisions of the Act.

        1.6 OWNERSHIP DISCLOSURE - Contracts for any work, goods or services cannot be issued to any corporation or partnership unless prior to or at the time of bid submission the bidder has disclosed the names and addresses of all its owners holding 10% or more of the corporation or partnership's stock or interest. Refer to N.J.S.A. 52:25-24.2.

        1.7 COMPLIANCE - LAWS - The contractor must comply with all local, state and federal laws, rules and regulations applicable to this contract and to the goods delivered and/or services performed hereunder.

        1.8 COMPLIANCE - STATE LAWS - It is agreed and understood that any contracts and/or orders placed as a result of this proposal shall be governed and construed and the rights and obligations of the parties hereto shall be determined in accordance with the laws of the STATE OF NEW JERSEY.

        1.9 COMPLIANCE - CODES - The contractor must comply with NJUCC and the latest NEC70, B.O.C.A. Basic Building code, OSHA and all applicable codes for this requirement. The contractor will be responsible for securing and paying all necessary permits, where applicable.

     2  LIABILITIES

        2.1 LIABILITY - COPYRIGHT - The contractor shall hold and save the State of New Jersey, its officers, agents, servants and employees, harmless from liability of any nature or kind for or on account of the use of any copyrighted or uncopyrighted composition, secret process, patented or unpatented invention, article or appliance furnished or used in the performance of his contract.

        2.2 INDEMNIFICATION - The contractor shall assume all risk of and responsibility for, and agrees to indemnify, defend, and save harmless the State of New Jersey and its employees from and against any and all claims, demands, suits, actions, recoveries, judgements and costs and expenses in connection therewith on account of the loss of life, property or injury or damage to the person, body or property of any person or persons whatsoever, which shall arise from or result directly or indirectly from the work and/or materials supplied under this contract. This indemnification obligation is not limited by, but is in addition to the insurance obligations contained in this agreement.

        2.3 INSURANCE - The contractor shall secure and maintain in force for the term of the contract liability insurance as provided herein. The contractor shall provide the State of New Jersey with current certificates of insurance for all coverages and renewals thereof which must contain the proviso that the insurance provided in the certificate shall not be cancelled for any reason except after thirty days written notice to:

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 STANDARD TERMS & CONDITIONS                             TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM             3
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

                              STATE OF NEW JERSEY
                          Purchase Bureau - Bid Ref.#

             The insurance to be provided by the contractor shall be as follows.

             a. General liability policy as broad as the standard coverage forms currently in use in the State of New Jersey which shall not be circumscribed by any endorsements limiting the breadth of coverage. The policy shall be endorsed to include:

                1. BROAD FORM COMPREHENSIVE GENERAL LIABILITY
                2. PRODUCTS/COMPLETED OPERATIONS
                3. PREMISES/OPERATIONS

             The limits of liability for bodily injury and property damage shall not be less than $1 million per occurrence as a combined single limit.

             b. Automobile liability insurance which shall be written to cover any automobile used by the insured. Limits of liability for bodily injury and property damage shall not be less than $1 million per occurrence as a combined single limit.

             c. Worker's Compensation Insurance applicable to the laws of the
                State of New Jersey and Employers Liability Insurance with limits not less than:

                    $100,000 BODILY INJURY, EACH OCCURRENCE
                    $100,000 DISEASE EACH EMPLOYEE
                    $500,000 DISEASE AGGREGATE LIMIT

     3. TERMS GOVERNING ALL PROPOSALS TO NEW JERSEY PURCHASE BUREAU

        3.1 CONTRACT AMOUNT - The estimated amount of the contract(s), when stated on the Advertised Request for Proposal form, shall not be construed as either the maximum or minimum amount which the State shall be obliged to orger as the result of this Request for Proposal or any contract entered into as a result of this Request for Proposal.

        3.2 CONTRACT PERIOD AND EXTENSION OPTION - If, in the opinion of the Director of the Division of Purchase and Property, it is in the best interest of the State to extend any contract entered into as a result of this Request for Proposal, the contractor will be so notified of the Director's intent at least 30 days prior to the expiration date of the existing contract. The contractor shall have 15 calendar days to respond to the Director's request to extend the contract. If the contractor agrees to the extension, all terms and conditions of the original contract, including price, will be applicable.

        3.3  BID AND PERFORMANCE SECURITY

             a. Bid Security - If bid security is required, such security must be submitted with the bid in the amount listed in the Request for Proposal, see N.J.A.C. 17:12-2.2. Acceptable forms of bid security are as follows.

                1. A properly executed individual or annual bid bond issued by an insurance or security company authorized to do business in the State of New Jersey, a certified or cashier's check drawn to the order of the Treasurer, State of New Jersey, or an irrevocable letter of credit drawn naming the Treasurer, State of New Jersey as beneficiary issued by a federally insured financial institution.

                2. The State will hold all bid security during the evaluation process. As soon as is practicable after the completion of the evaluation, the State will:

                   a. Issue an award notice for those offers accepted by the
                      State;

                   b. Return all bond securities to those who have not been
                      issued an award notice.

                All bid security from contractors who have been issued an award notice shall be held until the successful execution of all required contractual documents and bonds (performance bond, insurance, etc). If the contractor fails to execute the required contractual documents and bonds within thirty (30) calendar days after receipt of award notice, the contractor may be found in default and the contract terminated by the State. In case of default, the State reserves all rights inclusive of, but not limited to, the right to purchase material and/or to complete the required work in accordance with the New Jersey Administrative Code and to recover any actual excess costs from the contractor. Collection against the bid security shall be one of the measures available toward the recovery of any excess costs.

             b. Performance Security - If performance security is required, the successful bidder shall furnish'performance security in such amount on any award of a term contract or line item purchase, see N.J.A.C. 17:12-2.3. Acceptable forms of performance security are as follows:

                1. The contractor shall be required to furnish an irrevocable security in the amount listed in the Request for Proposal payable 44C24 to the Treasurer, State of New Jersey, binding the contractor to provide faithful performance of the contract.

                2. The performance security shall be in the form of a properly executed individual or annual performance bond issued by an insurance or security company authorized to do business in the State of New Jersey, a certified or cashier's check drawn to the order of the Treasurer, State of New Jersey, or an irrevocable letter of credit drawn naming the Treasurer, State of New Jersey as beneficiary issued by a federally insured financial institution.

                   The Performance Security must be submitted to the State within 30 days of the effective date of the contract award and cover the period of the contract and any extensions thereof. Failure to submit performance security may result in cancellation of contract for cause pursuant to provision 3.5b,l, and nonpayment for work performed.

        3.4 VENDOR RIGHT TO PROTEST - INTENT TO AWARD - Except in cases of emergency, bidders have the right to protest the Director's propo d award of the contract as announced in the Notice of Intent to Award, see N.J.A.C. 17;12-3.3. Unless otherwise stated, a bidders protest must be submitted to the Director within 10 working days after receipt of written notification that his bid has not being accepted or, that an award of contract has been made. In the public interest, the Director may shorten this protest period, but shall provide at least 48 hours for bidders to respond to a proposed award. In cases of emergency, stated in the record, the Director may waive the appeal period. See N.J.A.C. 17:12-3 et seq.

REV. 10/93

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
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 STANDARD TERMS & CONDITIONS                             TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM             4
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

        3.5  TERMINATION OF CONTRACT

             a. Change of Circumstances

             Where circumstances and/or the needs of the State significantly change, or the contract is otherwise deemed no longer to be in the public interest, the Director may terminate a contract entered into as a result of this Request for Proposal, upon no less than 30 days notice to the contractor with an oppportunity to respond.

             In the event of such termination, the contractor shall furnish to the using agency, free of charge, such reports as may be required.

             b. For cause:

                1. Where a contractor fails to perform or comply with a
             contract, and/or fails to comply with the complaints procedure in N.J.A.C. 17:12-4.2 et seq., the Director may terminate the contract upon 10 days notice to the contractor with an opportunity to respond.

                2. Where a contractor continues to perform a contract poorly as demonstrated by formal complaints, late delivery, poor performance of service, short-shipping etc., so that the Director is repeatedly required to use the complaints procedure in N.J.A.C. 17:12-4.2 at seq. the Director may terminate the contract upon 10 days notice to the contractor with an opportunity to respond.

             c. In cases of emergency the Director may shorten the time periods of notification and may dispense with an opportunity to respond.

             d. In the event of termination under this section, the contractor will be compensated for work performed in accordance with the contract, up to the date of termination. Such compensation may be subject to adjustments.

        3.6 COMPLAINTS - Where a bidder has a history of performance problems as demonstrated by formal complaints and/or contract cancellations for cause pursuant to 3.5b a bidder may be bypassed for this award. See N.J.A.C. 17:12-4.8.

        3.7 EXTENSION OF CONTRACT QUASI-STATE AGENCIES - It is understood and agreed that in addition to State Agencies, Quasi-State Agencies may also participate in this contract. Quasi-State Agencies are defined in N.J.S.A. 52:27B-56.1 as any agency, commission, board, authority or other such governmental entity which is established and is allocated to a State department or any bi-state governmental entity of which the State of New Jersey is a member.

        3.8 EXTENSION OF CONTRACTS TO POLITICAL SUBDIVISIONS, VOLUNTEER FIRE DEPARTMENTS AND FIRST AID SQUADS, AND INDEPENDENT INSTITUTIONS OF HIGHER EDUCATION - N.J.S.A. 52:25-16.1 permits counties, municipalities and school districts to participate in any term contract(s), that may be established as a result of this proposal.

             N.J.S.A. 52:25-16.2 permits volunteer fire departments, volunteer first aid squads and rescue squads to participate in any term contract(s) that may be established as a result of this proposal.

             N.J.S.A. 52:25-16.5 permits independent institutions of higher education to participate in any term contract(s) that may be established as a result of this proposal, provided that each purchase by the independent institution of higher education shall have a minimum cost of $500.

             In order for the State contract to be extended to counties, municipalities, school districts, volunteer fire departments, first aid squads and independent institutions of higher education the bidder must agree to the extension and so state in his bid proposal. The extension to counties, municipalities, school districts, volunteer fire departments, first aid squads and independent institutions of higher education must be under the same terms and conditions, including price, applicable to the State.

        3.9 EXTENSIONS OF CONTRACTS TO COUNTY COLLEGES - N.J.S.A. 18A:64A-25.9 permits any college to participate in any term contract(s) that may be established as a result of this proposal.

        3.10 EXTENSIONS OF CONTRACTS TO STATE COLLEGES - N.J.S.A. 18A:64-60 permits any State College to participate in any term contract(s) that may be established as a result of this proposal.

        3.11 SUBCONTRACTING OR ASSIGNMENT - The contract may not be subcontracted or assigned by the contractor, in whole or in part, without the prior written consent of the Director of the Division of Purchase and Property. Such consent, if granted, shall not relieve the contractor of any of his responsibilities under the contract.

             In the event the bidder proposes to subcontract for the services to be performed under the terms of the contract award, he shall state so in his bid and attach for approval a list of said subcontractors and an itemization of the products and/or services to be supplied by them.

             Nothing contained in the specifications shall be construed as creating any contractual relationsAip between any subcontractor and the State.

        3.12 MERGERS, ACQUISITIONS - If, subsequent to the award of any contract resulting from this Request for Proposal, the contractor shall merge with or be acquired by another firm, the following documents must be submitted to the Director, Division of Purchase & Property.

             a. Corporate resolutions prepared by the awarded contractor and new entity ratifying acceptance of the original contract, terms, conditions and prices.

             b. State of New Jersey Bidders Application reflecting all updated information including ownership disclosure, pursuant to provision 1.5.

             C. Vendor Federal Employer Identification Number.

             The documents must be submitted within thirty (30) days of completion of the merger or acquisition. Failure to do so may result in termination of contract pursuant to provision 3.5b.

REV. 10/93

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
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 STANDARD TERMS & CONDITIONS                             TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM             5
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

             If, subsequent to the award of any contract resulting from this Request for Proposal, the contractor's partnership or corporation shall dissolve, the Director, Division of Purchase & Property must be so notified. All responsible parties of the dissolved partnership or corporation must submit to the Director in writing, the names of the parties proposed to perform the contract, and the names of the parties to whom payment should be made. No payment should be made until all parties to the dissolved partnership or corporation submit the required documents to the Director.

        3.13 PERFORMANCE GUARANTEE OF BIDDER - The bidder hereby certifies that:

             a. The equipment offered is standard new equipment, and is the manufacturer's latest model in production, with parts regularly used for the type of equipment offered; that such parts are all in production and not likely to be discontinued; and that no attachment or part has been substituted or applied contrary to manufacturer's recommendations and standard practice.

             b. All equipment supplied to the State and operated by electrical current is UL listed where applicable.

             c. All new machines are to be guaranteed as fully operational for the period stated in the Request For Proposal from time of written acceptance by the State. The bidder will render prompt service without charge, regardless of geographic location.

             d. Sufficient quantities of parts necessary for proper service to equipment will be maintained at distribution points and service headquarters.

             e. Trained mechanics are regularly employed to make necessary repairs to equipment in the territory from which the service request might emanate within a 48-hour period or within the time accepted as industry practice.

             f. During the warranty period, the contractor shall replace immediately any material which is rejected for failure to meet the requirements of the contract.

             g. All services rendered to the State shall be performed in strict and full accordance with the specifications stated in the contract. The contract shall not be considered complete until final approval by the State's using agency is rendered.

        3.14 DELIVERY GUARANTEES - Deliveries shall be made at such time and in such quantities as ordered in strict accordance with conditions contained in the Request for Proposal.

             The contractor shall be responsible for the delivery of material in first class condition to the State's using agency or the purchaser under this contract, and in accordance with good commercial practice.

             Items delivered must be strictly in accordance with the Request for Proposal.

             In the event delivery of goods or services is not made within the number of days stipulated or under the schedule defined in the Request for Proposal, the using agency may be authorized to obtain the material or service from any available source, the difference in price, if any, to be paid by the contractor failing to meet his commitments.

        3.15 DIRECTOR'S RIGHT OF FINAL BID ACCEPTANCE - The Director reserves the right to reject any or all bids, or to award in whole or in part if deemed to be in the best interest of the State to do so. The Director shall have authority to award orders or contracts to the vendor or vendors best meeting all specifications and conditions in accordance with N.J.S.A. 52:34-12. The bids will be awarded by the Director in accordance with N.J.A.C. 17:12-2.6.

        3.16 BID ACCEPTANCES AND REJECTIONS - The provisions of N.J.A.C. 17:12-2.4, relating to the Director's right to waive minor elements of non-compliance with bid specifications and N.J.A.C. 17:12-2.5 which defines causes for automatic bid rejection, apply to all proposals and bids.

        3.17 STATE'S RIGHT TO INSPECT BIDDER'S FACILITIES - The State reserves the right to inspect the bidder's establishment before making an award, for the purposes of ascertaining whether the bidder has the necessary facilities for performing the contract.

             The State may also consult with clients of the bidder during the evaluation of bids. Such consultation is intended to assist the State in making a contract award which is most advantageous to the State.

        3.18 STATE'S RIGHT TO REQUEST FURTHER INFORMATION - The Director reserves the right to request all information which may assist him in making a contract award, including factors necessary to evaluate the bidder's financial capabilities to perform the contract. Further, the Director reserves the right to request a bidder to explain in detail how the bid price was determined.

        3.19 MAINTENANCE OF RECORDS - The contractor shall maintain records for products and/or services delivered against the contract for a period of three (3) years from the date of final payment. Such records shall be made available to the State upon request for purposes of conducting an audit or for ascertaining information regarding dollar volume or number of transactions.

     4. TERMS RELATING TO PRICE QUOTATION

        4.1 PRICE FLUCTUATION DURING CONTRACT - Unless otherwise noted by the State, all prices quoted shall be firm through issuance of contract or purchase order and shall not be subject to increase during the period of the contract.

             In the event of a manufacturer's or contractor's price decrease during the contract period, the State shall receive the full benefit of such price reduction on any undelivered purchase order and on any subsequent order placed during the contract period. The Director of Purchase and Property must be notified in writing of any price reduction within five (5) days of the effective date.

             Failure to report price reductions will result in cancellation of contract for cause, pursuant to provision 3.5b,l.

        4.2 DELIVERY COSTS - Unless otherwise noted in the Request for Proposal, all prices for items in bid proposals are to be submitted F.O.B. Destination. Proposals submitted other than F.O.B. Destination may not be considered. Regardless of the method of quoting shipments, the contractor shall assume all costs, liability and responsibility for the delivery of merchandise in good condition to the State's using agency or designated purchaser.

REV. 10/93

--------------------------------------------------------------------------------------------------------------
 STANDARD TERMS & CONDITIONS                             TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM             6
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

             F.O.B. Destination does not cover "spotting" but does include delivery on the receiving platform of the ordering agency at any destination in the State of New Jersey unless otherwise specified. No additional charges will be allowed for any additional transportation costs resulting from partial shipments made at contractor's convenience when a single shipment is ordered. The weights and measures of the State's using agency receiving the shipment shall govern.

        4.3 C.O.D. - TERMS C.O.D. terms are not acceptable as part of a bid proposal and will be cause for rejection of a bid.

        4.4 TAX CHARGES - The State of New Jersey is exempt from State sales or use taxes and Federal excise taxes. Therefore, price quotations must not include such taxes. The State's Federal Excise Tax Exemption number is 22-75-0050K.

        4.5 PAYMENT TO VENDORS - Payment for goods and/or services purchased by the State will only be made against State Payment Vouchers. The State bill form in duplicate together with the original Bill of Lading, express receipt and other related papers must be sent to the consignee on the date of each delivery. Responsibility for payment rests with the using agency which will ascertain that the contractor has performed in a proper and satisfactory manner in accordance with the terms and conditions of the award. Payment will not be made until the using agency has approved payment.

             For every contract the term of which spans more than one fiscal year, the State's obligation to make payment beyond the current fiscal year is contingent upon legislative appropriation and availability of funds.

        4.6 NEW JERSEY PROMPT PAYMENT ACT - The New Jersey Prompt Payment Act N.J.S.A. 52:32-32 et seq. requires state agencies to pay for goods and services within sixty (60) days of the agency's receipt of a properly executed State Payment Voucher or within sixty (60) days of receipt and acceptance of goods and services, whichever is later. Properly executed performance security, when required, must be received by the state prior to processing any payments for goods and services accepted by state agencies. Interest will be paid on delinquent accounts at a rate established by the State Treasurer. Interest will not be paid until it exceeds $5.00 per properly executed invoice.

             Cash discounts and other payment terms included as part of the original agreement are not affected by the Prompt Payment Act.

        4.7 RECIPROCITY - In accordance with N.J.S.A. 52:32-1.4 and N.J.A.C. 17:12-2.11, the State of New Jersey will invoke reciprocal action against an out-of-State bidder whose state or locality maintains a preference practice for their bidders.

     5. CASH DISCOUNTS - Bidders are encouraged to offer cash discounts based on expedited payment by the State. The State will make efforts to take advantage of discounts, but discounts will not be considered in determining the lowest bid.

     a. Discount periods shall be calculated starting from the next business day after the recipient has accepted the goods or services, received a properly signed and executed State Payment Voucher form and, when required, a properly executed performance security, whichever is latest.

     b. The date on the check issued by the State in payment of that Voucher shall be deemed the date of the State's response to that Voucher.

     6. STANDARDS PROHIBITING CONFLICTS OF INTEREST - The following prohibitions on vendor activities shall apply to all contracts or purchase agreements made with the State of New Jersey, pursuant to Executive Order No. 189
     (1988).

     a. No vendor shall pay, offer to pay, or agree to pay, either directly or indirectly, any fee, commission, compensation, gift, gratuity or other thing of value of any kind to any State officer or employee or special State officer or employee, as defined by N.J.S.A. 52:13D-13b. and e., in the Department of the Treasury or any other agency with which such vendor transacts or offers or proposes to transact business, or to any member of the immediate family, as defined by N.J.S.A. 52:130-13i., of any such officer or employee, or partnership, firm or corporation with which they are employed or associated, or in which such officer or employee has an interest within the meaning of N.J.S.A. 52:130-13g.

     b. The solicitation of any fee, commission, compensation, gift, gratuity or other thing of value by any State officer or employee or special State officer or employee from any State vendor shall be reported in writing forthwith by the vendor to the Attorney General and the Executive Commission on Ethical Standards.

     c. No vendor may, directly or indirectly, undertake any private business, commercial or entrepreneurial relationship with, whether or not pursuant to employment, contract or other agreement, express or implied, or sell any interest in such vendor to, any State officer or employee or special State officer or employee or special State officer or employee having any duties or responsibilities in connection with the purchase, acquisition or sale of any property or services by or to any State agency or any instrumentality thereof, or with any person, firm or entity with which he is employed or associated or in which he has an interest within the meaning of N.J.S.A. 52:13D-13g. Any relationships subject to this provision shall be reported in writing forthwith to the Executive Commission on Ethical Standards, which may grant a waiver of this restriction upon application of the State officer or employee or special State officer or employee upon a finding that the present or proposed relationship does not present the potential, actuality or appearance of a conflict of interest.

     d. No vendor shall influence, or attempt to influence or cause to be influenced, any State officer or employee or special State officer or employee in his official capacity in any manner which might tend to impair the objectivity or independence of judgement of said officer or employee.

     e. No vendor shall cause or influence, or attempt to cause or influence, any State officer or employee or special State officer or employee to use, or attempt to use, his official position to secure unwarranted privileges or advantages for the vendor or any other person.

     f. The provisions cited above in paragraph 6a. through 6e. shall not be construed to prohibit a State officer or employee or Special State officer or employee from receiving gifts from or contracting with vendors under the same terms and conditions as are offered or made available to members of the general public subject to any guidelines the Executive Commission on Ethical Standards may promulgate under paragraph 6c.

PBST05 Rev.9/96

--------------------------------------------------------------------------------------------------------------
                                         OWNERSHIP DISCLOSURE FORM
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98            2 PM            8
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------


INSTRUCTIONS: Provide below the names, home addresses, dates of birth, offices held and any ownership interest of all officers of the firm named above. If additional space is necessary, provide on an attached sheet.

                                                                                   OWNERSHIP INTEREST
NAME        HOME ADDRESS         DATE OF BIRTH         OFFICE HELD         (Shares Owned or % of Partnership)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

INSTRUCTIONS: Provide below the names, home addresses, dates of birth, and ownership interest of all individuals not listed above, and any partnerships, corporations and any other owner having a 10% or greater interest in the firm named above. If a listed owner is a corporation or partnership, provide below the same information for the holders of 10% or more interest in that corporation or partnership. If additional space is necessary, provide that information on an attached sheet. If there are no owners with 10% or more Interest in your firm, enter "None" below. Complete the certification at the bottom of this form. If this form has previously been submitted to the Purchase Bureau in connection with another bid, indicate changes, if any, where appropriate, and complete the certification below.

                                                                                   OWNERSHIP INTEREST
NAME        HOME ADDRESS         DATE OF BIRTH         OFFICE HELD         (Shares Owned or % of Partnership)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------


                         COMPLETE ALL QUESTIONS BELOW

                                                                YES      NO

1. Within the past five years has another company or
corporation had a 10% or greater interest in the firm
identified above? (If yes, complete and attach a
separate disclosure form reflecting previous
ownership interests.)                                         ------   ------


2. Has any person or entity listed in this form or its
attachments ever been arrested, charged, indicted or
convicted in a criminal or disorderly persons matter
by the State of New Jersey, any other state or the U.S.
Government? (If yes, attach a detailed explanation
for each instance.)                                           ------   ------


3. Has any person or entity listed in this form or its
attachments ever been suspended, debarred or otherwise
declared ineligible by any agency of government
from bidding or contracting to provide services, labor,
material or supplies? (If yes, attach a detailed
explanation for each instance.)                               ------   ------

4. Are there now any criminal matters or debarment
proceedings pending in which the firm and/or its
officers and/or managers are involved? (If yes, attach a
detailed explanation for each instance.)                      ------   ------


5. Has any federal, state or local license, permit or
other similar authorization, necessary to perform the
work applied for herein and held or applied for by any
person or entity listed in this form, been suspended or
revoked, or been the subject of any pending proceedings
specifically seeking or litigating the issue of suspension
or revocation? (If yes to any part of this question,
attach a detailed explanation for each instance.)             ------   ------

-------------------------------------------------------------------------------

CERTIFICATION: 1, being duly sworn upon my oath, hereby represent and state that the foregoing information and any attachments thereto to the best of my knowledge are true and complete. I acknowledge that the State of New Jersey is relying on the information contained herein and thereby acknowledge that I am under a continuing obligation from the date of this certification through the completion of any contracts with the State to notify the State in writing of any changes to the answers or information contained herein. I acknowledge that I am aware that it is a criminal offense to make a false statement or misrepresentation in this certification, and if I do so, I recognize that I am subject to criminal prosecution under the law and that it will also constitute a material breach of my agreement(s) with the State of New Jersey and that the State at its option, may declare any contract(s) resulting from this certification void and unenforceable.

-------------------------------------------------------------------------------

I, being duly authorized, certify that the information supplied above, including all attached pages, is complete and correct to the best of my knowledge. I certify that all of the foregoing statements made by me are true. I am aware that if any of the foregoing statements made by me are wilfully false, I am subject to punishment.

Date:                                                                (Signature)
     ------------                  ---------------------------------------------

                     PRINT OR TYPE                                       (Name)
                                  ---------------------------------------------

                                                                         (Title)
                                   ---------------------------------------------


PB-ODF.1 R4/29/96

--------------------------------------------------------------------------------------------------------------
 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM             9
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

                             Request for Proposal

                                    for an

               Interactive Voice Response (IVR) System Services

                          for the State of New Jersey

1.0 PURPOSE AND INTENT

The purpose of this Request for Proposal (RFP) is to solicit proposals from bidders to provide Interactive Voice Response (IVR) credit card processing services. The successful bidder will implement a program that will initially include Individual Gross Income Tax revenue collection with the possibility for expansion to other applications for the Division of Revenue (DOR).

The proposed system must be capable of processing VISA, MasterCard Discover and American Express, contingent on their willingness to participate. The Contractor will be requested to demonstrate that it can install, maintain and administer an efficient charge card processing operation, and that it has the technical capability and adequate resources to satisfactorily perform the services as specified in this RFP. The Contractor must also provide all the equipment and/or software as required for any charge card application that the State approves during the term of this contract.

The major objectives of this RFP are as follows:

- To contract with a single vendor to provide IVR for credit card processing and services to the Division of Revenue without cost to the State.

- To increase revenue collections and expedite funds availability by enhancing customer payment and convenience options.

- To evaluate the this methodology as a means for increasing customer satisfaction.

Detailed information and requirements are defined in 3.0 SCOPE OF WORK.

--------------------------------------------------------------------------------------------------------------
 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            10
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

2.0 BACKGROUND

In keeping with the Governor's friendlier, easier government, the Division of Revenue is looking for ways to give taxpayers more options in payment methods for taxes, fees, licenses, registration and various other services and applications. The State however, does not want to incur additional work and/or expense that would counteract the benefit of these options.

The Division of Revenue is looking at a pilot program for the collection of Individual Gross Income Tax revenue for tax year 1998. It is the intent of the Division to contract with a company who offers IVR at no cost to the State.

3.0 SCOPE OF WORK

3.1 Interactive Voice Response System (IVR)

The Contractor must provide a toll free telephone access to computer-based voice scripts and menus that guide the taxpayer through the tax payment process. Any associated fees to the taxpayer must be clearly stated prior to confirming the payment transaction and allow the call to be discontinued and unrecorded or charged.

Note: The Contractor must produce written IVR scripts and a menu structure, which DOR must approve prior to its implementation.

The proposed system must be capable of processing VISA, MasterCard Discover and American Express, contingent on their willingness to participate.

The Contractor must provide software that:

-  Automatically captures payment details;
-  Obtains authorizations for payment amounts;
-  Provides rejection scripts for non-authorized transactions;
- Processes transactions for any of the previously mentioned major credit cards;
-  Stores payment detail records for a minimum of two years; and,
- Transmits data to the State via an electronic submission such as, but not limited to, e-mail, electronic file or EDI.

The system must be available 7 days a week, 24 hours a day. The Contractor must indicate any days, if any, that the system will not be available, e.g., holidays.

--------------------------------------------------------------------------------------------------------------
 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            11
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

3.2 Transfer of Funds

Credit must be provided to the State within no more than 48 hours after transaction date. The method of payment must be by either an Automated ClearingHouse (ACH) debit, or a wire transfer.

The Contractor will make deposit to the depository bank stipulated by the State at the contract commencement.

The State will not be responsible for the convenience fee or processing cost fee imposed on the taxpayer if the transaction should occur in a charge-back.

3.3 Transaction Requirements and Supporting Documentation

Authorization shall be provided for all transactions.

The taxpayer's social security number and name control must be validated.

Electronic files on individual transactions must be received by the State by 8:00 a.m. (Eastern Time) the next day that corresponds to bank deposits made on the prior day.

The transmission of data must be accomplished in a time frame established by the DOR and in a matter that is compatible with existing DOR platforms. The DOR currently supports most transfer protocols, i.e., FTP, dial-up. During the detailed design phase at the initiation of this project, the file transfer layout, mechanism, and protocol will be finalized.

The Contractor shall provide transaction listings, daily and weekly deposit summaries and work with the State in producing reports deemed necessary to reconcile transactions.

The State reserves the right to add payment types and codes without additional cost to the State.

Transaction reports must provide detail categorized by payment type or code relating to, and totaling to, the daily deposit amount transferred to the State's bank account.

3.4 Telephone Support

The Contractor must provide a toll free number to the taxpayers for making credit card payments.

The Contractor must provide to the State a toll free number for inquiry and customer service. This number must be available during standard business hours between 7:30AM and 5:OOPM (Eastern Time).

--------------------------------------------------------------------------------------------------------------
 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            12
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

3.5 Confidentiality Requirement

All Contractor employees must sign and abide by the State's Confidentiality Agreement. A copy is attached in Appendix A.

3.6 Year 2000 Compliance

The Contractor should note that the following requirements are mandatory:

3.6.1 The Contractor represents and warrants that all the hardware and software products (products) which are supplied to the State by the Contractor under this RFP are designed and intended to be used prior to, during, and after the calendar year 2000 AD. The Contractor further represents and warrants that all such products, individually and in combination, will operate during each such time period without error relating to date data, specifically including, but not limited to, any error resulting from, relating to, or the product of, date which represents or references different centuries or more than one century and any errors resulting from or relating to calculations, processing or sequencing employing date. The Contractor further represents and warrants that none of the products uses proprietary table calculations in resolving year 2000 date data values.

3.6.2 Without limiting the foregoing in any manner, the Contractor further represents and warrants:

a. that the products will not abnormally end or provide invalid or incorrect results as a result of date data, specifically including date data which represents or references different centuries or more than one century;

b. that the products have been designed to ensure year 2000 compatibility including, but not limited to, date data century recognition, calculations which accommodate same century and multi-century formulas and date values, date data century display formats, and date data interface values that reflect the century;

c. that the products include "year 2000 capabilities." For purposes of this RFP, "year 2000 capabilities" means the product:

   (i) will manage and manipulate data involving dates including single century formulas and multi-century formulas, and will not cause an abnormally ending scenario within the application or generate incorrect values or invalid results involving such dates; and

--------------------------------------------------------------------------------------------------------------
 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            13
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

   (ii) provides that all date-related data interface functionalities include the indication of century.

   d. that the products design and performance adhere to ISO 8601 and FIPS 4-1 standards.

3.6.3 Definitions

a. Four digit Year Format shall mean a format that allows entry or processing of a four digit year date: the first two digits will designate the century, and the second two digits shall designate the year within the century. As an example, 1996 shall mean the 96th year of the 20th century.

b. Leap Year shall mean the year during which an extra day is added in February
(29th). Leap Year occurs in all years divisible by 400 or evenly divisible by 4, and not evenly divisible by 100.

c. Year 2000 Compliant shall mean that the data outside of the range of 1900-1999 will be correctly processed, either on-line or batch processing, in any level of computer hardware or software, including, but not limited to, microcode, firmware, application programs, files, and databases.

d. Products shall include, but not be limited to, any hardware, software, firmware or microcode developed, customized, supplied or supported by the Contractor.

3.6.4 Year 2000 Compliance Performance Warranty

The Contractor further warrants and represents that the products are and will continue to be Year 2000 compliant. All date processing by the products will include Four Digit Year Format and recognize and correctly process dates for Leap Year, and that processing or calculations involving Leap Year will not result in software, firmware, or hardware failure. Additionally, all date sorting or sequencing by the products that includes a "year category" shall be done based on the Four Digit Year Format code.

3.6.5 Remedies for Non-Compliance of Warranty

The Contractor agrees to pay liquidated damages in the amount of $500.00 per each day the products fail to maintain and uphold the Year 2000 Compliance Performance Warranty described in this Section of the RFP.

3.6.6 The Contractor represents and warrants that:

a. The products will function without error or interruption related to Date Data, specifically including errors or interruptions from functions which may involve Date Data from more than one century.

--------------------------------------------------------------------------------------------------------------
 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            14
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

b. The products require that all Date Data (whether received from users, systems, applications or other sources) include an indication of century in each instance.

c. All date output and results, in any form, shall include an indication of century in each instance.

d. When used in this section, the term "Date Data" shall mean any data or input which includes an indication of or reference to date. The foregoing is in addition to the other representations and warranties set forth herein.

3.7 State Security and Privacy Requirements

The Social Security Number, credit card number, and any other information obtained by the Contractor, from a person using the Contractor's system, that might be used to identify or locate an individual is confidential and may not be used by the Contractor(s), or other parties, for any purpose other than processing of the tax return payment. Specifically prohibited is the selling of, or otherwise transmitting, this information to third parties for the purpose of preparing mailing lists or other third party use.

The data base, or information collected or generated as a result of this contract, is not to be sold or otherwise used by the Contractor(s).

3.8 Fiduciary Coverage Required

Within ten (10) days of notification of the State's intent to award a bidder a contract, the prospective Contractor(s) shall show evidence of effective Fiduciary Coverages in the form of a bond or insurance policy, in an amount of not less than $250,000.00, assuring coverages, that payment of all moneys or procedures collected for all such State Accounts, bills or other indebtedness, shall be paid and turned over to the State. This Fiduciary Coverage shall apply to the contractor(s) or subcontractor(s), including their employees, heirs, executors, administrators, successors and assigns, jointly and severally.

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 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            15
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

4.0 PROPOSAL PREPARATION AND SUBMISSION INSTRUCTIONS

4.1 General

The bid response proposal is the State's primary vehicle for obtaining essential information on which contract award decisions are based.

Bidders are cautioned that their failure to submit the information as required may result in a determination that the bidder's proposal is non-responsive to the RFP requirements. Any qualifying statements by the bidder which effect change(s) to RFP Purchase Standard Terms and Conditions, Special Terms and Conditions, Specifications or other RFP requirements may be regarded as non-responsive. Consequently, the bidder's eligibility for contract award may be jeopardized. Therefore, bidders are encouraged not to take exception to the State's Terms, Conditions or Specifications. In the event that a bidder wishes to take exception to any of the State's Terms, Conditions or Specifications, such exceptions should be detailed in a cover letter to the bid response proposal and must cross reference the applicable RFP page and section reference number.

All instructions contained in the RFP should be met in order to qualify for consideration for award. Proposals which do not meet or comply with all instructions may be considered non-responsive.

The information required to be submitted in response to this RFP has been determined by the using agency and the Purchase Bureau to be essential for use by the State in the bid evaluation and contract award process. The Director will use this information as a basis for his/her determination on contract award(s).

Mere reiterations of RFP services are strongly discouraged as they do not provide insight into the bidder's understanding of and ability to complete the term contract.

4.2 Proposal Delivery and Identification

It is the responsibility of the bidder to clearly and properly identify and label his/her bid response proposal to aid the Purchase Bureau in properly handling the bid. The exterior of the bid submission package should be clearly labeled with the solicitation number, correct final bid opening date, and buyer name and solicitation name/description. Anticipate potential delivery delays by allowing adequate time for hand, postal, courier, or other delivery service.

--------------------------------------------------------------------------------------------------------------
 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            16
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

4.3 Number of Bid Response Proposal Submissions Required

Bidders must submit one (1) clearly marked original bid response proposal and should submit seven (7) complete/exact copies of the original. It is suggested that the bidder make and retain a full copy of his/her bid response proposal for his/her records.

4.4 Proposal Format and Content

The proposal should be submitted in one volume (where practical) and that volume divided into three (3), easily identified sections as follows:

4.5 Section - 1: Technical Proposal

This section shall describe the bidder's approach and plans for accomplishing the work outlined in the scope of work section. Those plans and approaches should be described in sufficient detail to permit the State to evaluate them fairly and with a minimum of possible misinterpretation. Furthermore, the bidder should demonstrate and describe the effort, skills and understanding of the term contract necessary to satisfactorily complete the term contract. This section of the proposal shall contain at least the following information:

4.5.1 Management Overview

This section of the bidder's bid response proposal will set forth the bidder's overall technical approach and plans to meet the requirements of the RFP in a narrative format. The contents of this narrative should be designed to convince the State that the bidder understands the objectives that the term contract is intended to meet, the nature of the required work and level of effort necessary to successfully provide the services required by this term contract. In addition, this narrative should convince the State that the bidder's general approach and plans to undertake and complete the term contract are appropriate to the service(s) involved.

4.5.2 Detailed Plans, Approach and Deliverables

This section of the bidder's response proposal will set forth in detail the bidder's plans and approach for providing all services and service categories required by the scope of work. The bidder's response will cover each service set forth in the scope of work section of this RFP and will detail how the bidder intends to provide the required services. If the scope of work sets forth service categories, the bidder's response will be made at the service and service category level. The bidder's response should clearly cross reference
RFP section, service, and service category numbers, as well as RFP page numbers.

--------------------------------------------------------------------------------------------------------------
 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            17
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

The contents of the bidder's response to this section should be designed to convince the State that the bidder's detailed plans and approach proposed to provide the required services are realistic, attainable and appropriate and that the proposed plans will lead to the successful provision of the services required.

4.5.3 Security

The bidder's proposal must include information pertaining to how it will ensure the secure transmission of customer data (e.g., Social Security Number, credit card number, etc.) over telephone lines.

4.5.4 Term contract Management, Scheduling, and Control

4.5.4.1 Contractor's Term Contract Management

The bidder will describe the firm's general approach to managing the term contract. This section will include the bidder's specific plans to manage, control and supervise the term contract in order to ensure the satisfactory provision of the services required. The plan will also include the bidder's approach to liaison with the State's term contract manager, including term contract coordination, status meetings, status reports, etc.

4.5.4.2 Bidder's Gear-Up Plan

The Bidder must submit a detailed gear-up plan with his/her bid proposal, designed to demonstrate to, and convince the State that, the bidder will be able to establish full, effective and efficient operational control by the contract's effective date.

4.5.5 Potential Problems

This section of the bidder's proposal will set forth a summary of problems that the bidder anticipates during the course of providing the services required by this RFP. For each problem identified, the bidder will provide the bidder's proposed solution to that problem.

4.5.6 Information on Subcontractors (if applicable)

The bidder will comply with requirements of the Purchase Bureau Standard Terms and Conditions Section 3.11 concerning subcontracting. In addition, the bidder will supply the following detailed information concerning any subcontractor's proposed as part of the term contract team or to be used during the provision of services under this term contract:

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 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            18
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

4.5.6.1 Name and Address of Subcontractor(s)

4.5.6.2 Detailed description of services to be provided by the subcontractor.

4.5.6.3 Detailed resumes for subcontractor personnel assigned to the term contract that demonstrate the individual(s)' knowledge, ability, and experience as it relates to the services to be provided.

4.5.6.4 Documented experience of the subcontractor in successfully performing work under term contracts of a similar size and scope to that required by this RFP.

4.6 Section - 2: Organizational Support and Experience

This section shall contain all pertinent information relating to the bidder's organization, personnel, and experience, including, but not limited to, references, together with a contact name and telephone number that will serve to substantiate the bidder's qualifications and capabilities to provide the services required by this RFP.

This section shall contain the following information

4.6.1 The location of the bidder's office that will be responsible for managing this contract. Include a telephone number and individual to contact.

4.6.2 A term contract organizational chart, with names, showing the key management and supervisory personnel (including subcontractor's personnel) to be assigned to the term contract. The chart should include the labor category and title of each individual assigned.

4.6.3 An organizational chart showing the bidding firm's entire organizational structure. This chart will show the relationship of the individuals assigned to this term contract to the bidder's overall organizational structure.

4.6.4 The bidder shall provide a comprehensive list of all personnel to be assigned to the term contract. This list will identify the labor category of each individual assigned and provide a summary of each individual's function and role on the term contract. The bidder may also list back-up staff that may be called upon to assist or replace primary individuals assigned. Back-up staff must be clearly identified as back-up.

4.6.5 A detailed resume must be submitted for each key management and supervisory individual assigned to the term contract, as identified on the term contract organizational chart, and the comprehensive list of personnel assigned, as required above. Resumes should be constructed

--------------------------------------------------------------------------------------------------------------
 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            19
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

to emphasize the relevant qualifications and experience of the individuals assigned in successfully providing services under term contracts of a similar size and scope to those required by this RFP. A description of the term contract should be given and should show how the individual's work under the term contract relates to the individual's ability to contribute to the successful provision of the services required by this RFP. Include the name and address of reference together with a person to contact for a reference check and a telephone number. The effective dates of all contracts listed by the bidder under this section should be given.

4.6.6 Experience of Bidding Firm on Term Contracts of Similar Size and Scope

The bidder shall provide a comprehensive listing of term contracts of a similar size and scope that have been successfully undertaken by the bidding firm as documentation of the firm's ability to successfully undertake and provide the services required by this RFP. Emphasis should be placed on term contracts that are very similar in size and scope to those required by this RFP. A description of the term contract should be included and should show how the term contract relates to the ability of the firm to provide the services required by this RFP. Include the name and address of the reference together with a person to contact for a reference check and a telephone number. Dates should be given for each term contract referenced. The bidder must emphasize the firm's past experience in implementing state contracts and success in this area.

4.6.7 The bidder should provide proof of the firm's financial capacity and capabilities to undertake and successfully provide services required under this term contract. A financial statement for the most recent fiscal year or bank references are acceptable.

4.7 Section - 3: Cost Proposal

4.7.1 Bidders shall submit their prices on the attached Price Sheets. Failure to submit all information requested will result in your bid being considered non-responsive. Bidders are requested to hold prices firm for a minimum of sixty
(60) days in order that an award can be made. This rate should reflect the convenience fee charged to the customer per transaction. There is no charge to the State for the services related to the payment for taxes by the customers utilizing the Contractor's system.

Bidders must submit prices as indicated on the Price Sheets contained in this RFP.

4.7.2 Bidders shall also provide a comprehensive listing of any and all labor categories that may be used to perform additional work in accordance with the additional work clause of this RFP. All-Inclusive

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 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            20
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

Loaded hourly rates are to be submitted for any and all labor categories that the bidder anticipates may be required to perform additional work. Failure to include a labor category along with an all-inclusive hourly rate will exclude that category from eligibility to perform additional work. Bidders may submit labor categories for additional work that are not included in the base proposal to perform the scope of work required by this RFP. Bidders may also submit all inclusive unit costs for any materials, supplies, equipment, etc., that the bidder anticipates may be needed for additional work under contract. Only items or services for which rates or unit costs are submitted with the bidder's original bid response proposal may be utilized for additional work and paid under the resulting term contract resulting from this RFP.

5.0 PROPOSAL EVALUATION CRITERIA

Proposals may be evaluated by a committee composed of members of affected departments and agencies together with representative(s) from the Purchase Bureau, other State agencies, governmental bodies or others designated by the Director, Division of Purchase and Property. The following criteria, not necessarily listed in order of significance, will be used to evaluate proposals. These evaluation criteria categories may be used to develop more detailed criteria to be used during the evaluation process.

5.1 The bidder's general approach and plans to meet the requirements of the RFP.

5.2 The bidder's detailed approach and plans to perform the services required by the scope of work of this RFP.

5.3 The bidding firm's documented experience in successfully providing services of a similar size and scope to those required by this RFP.

5.4 The qualifications and experience of personnel assigned to the term contract with emphasis on documented experience in successfully providing services under term contracts of a similar size and scope to those required by this RFP.

5.5 The overall ability of the bidder, as judged by the State, to satisfactorily provide all services required by this RFP. This judgment may include, but not be limited to, such factors as the staffing plan, including the management, supervision, labor, etc., the proposed use of subcontractors, bidder's organizational chart for the term contract, etc.

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 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            21
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

5.6 The bidder's cost proposal.

6.0 BIDDER'S INFORMATION

6.1 General

6.1.1 Section References

All RFP section cross references within the Special Terms and Conditions, Specifications, Attachment Text, or Price Sheets are cross references within these sections and not to similarly numbered sections within the Purchase Bureau Standard Terms and Conditions unless specifically noted. The Purchase Bureau Standard Terms and Conditions are normally located on pages 2 through 6 of the RFP document.

6.1.2 Precedence of Purchase Bureau Standard Terms and Conditions Unless specifically noted, the Purchase Bureau Standard Terms and Conditions found on pages 2 through 6 of this RFP take precedence over any similar terms and conditions located in the Special Terms and Conditions, Specifications, Attachment Text, or Price Sheet sections of this RFP. Unless specifically noted, language found in the Special Terms and Conditions, Specifications, Attachment Text, or price sheet sections will serve to supplement but not to supersede the Purchase Bureau Standard Terms and Conditions.

6.2 Questions and Inquiries

It is the policy of the New Jersey Division of Purchase and Property to accept questions and inquiries from all potential bidders who have received this RFP. Since no pre-bid conference has been scheduled for this procurement, the cut-off for questions will be at 2:00 p.m. on the seventh business day from the "Date Issued" in the cover of this RFP.

Short procedural inquiries may be accepted, by telephone, by the buyer noted on the coversheet to this RFP. Oral explanations or instructions given over the telephone before the award of the contract shall not be binding. Bidders are cautioned that all questions and inquiries regarding this RFP must be directed to the Purchase Bureau buyer listed on the coversheet of this RFP. Written questions should specifically reference the RFP page number and section number to which the question relates.

Bidders should not contact the using agency directly by telephone concerning this RFP.

Questions must be mailed or faxed to the attention of the assigned buyer at the following address:

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 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            22
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

State of New Jersey
Purchase Bureau
P.O. Box 230
Trenton, New Jersey 08625-0230
Attention: John J. Kennedy
Fax Number: 609-292-5170

A copy of all written questions should also be faxed to the following individual at the using agency:

NJ Division of Revenue
Trenton, New Jersey 08625
Attention: Janice Eckstein
Fax Number: 609-777-3535

6.3 Revisions to this RFP

In the event it becomes necessary to revise, modify, clarify or otherwise alter the RFP for this procurement, revisions will be made in the form of addenda to this RFP and will be made and distributed as follows:

6.3.1 Since there is no pre-bid conference scheduled for this procurement, addenda will be distributed to all bidders that received the initial RFP.

6.3.2 All addenda to the original RFP become part of this RFP and shall become part of the final contract resulting from this RFP.

6.4 Pre-bid Conference

No pre-bid conference has been scheduled for this procurement.

6.5 Oral Presentation/Clarification of Proposals

Bidders who submit a proposal in response to this RFP may be required to give an oral presentation of their proposal to the State and/or submit written responses to questions from the State regarding their proposal. The purpose of the State's communication with a bidder (either through an oral presentation or a letter of clarification) is to provide an opportunity for the bidder to clarify or elaborate on his/her proposal. Original submissions cannot be supplemented, changed or corrected in any way. No comments regarding other bidders or proposals are permitted, and bidders may not attend presentations by their competitors.

Bidders must clearly understand that it is the State's sole option to determine which bidders, if any, will be invited to make oral presentations and/or supply written clarification. Bidder shall not

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 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            23
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

construe the list of firms invited, if any, to imply acceptance or rejection of any bid(s). The Division of Purchase and property, Purchase Bureau, will schedule the time and location of any such presentations, and will be the sole point of contact for any request for written clarification.

6.6 Site Visit

No site visit is scheduled for this procurement.

6.7 Term Contract Period

This is a term contract. The period of the contract resulting from this RFP will be the period between the "effective date" and the "expiration date" appearing in the header on the upper right hand corner of the coversheet of this RFP. In the event that delays in the bid process result in a postponement of the anticipated effective date, the bidder agrees to accept a contract for the full contract period.

6.8 Issuing Office

This RFP is issued by the State Division of Purchase and Property, Purchase Bureau. The issuing office is the sole point of contact between bidders and the State for purposes of this RFP.

6.9 Cost Liability

The State of New Jersey assumes no responsibility and no liability for costs incurred by vendors prior to issuance of an agreement, contract or purchase order.

6.10 Contents of Bid Proposal

The entire contents of every bid response proposal that is publicly opened and read becomes a public record, notwithstanding any disclaimer by the bidder in the bid response proposal document.

All bid response proposals, being public records, are available for public review and inspection. Persons who wish to review bid response proposals must make an appointment with the Purchase Bureau. Inspection is subject to the rules of the Purchase Bureau.

6.11 Price Alteration

Bid prices must be typed or written in ink or the bid will be subject to the automatic rejection provisions of the administrative code. Any price change (including "white-outs") must be initialed, or that item will be disqualified. This policy is meant to protect both the State and the bidder.

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 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            24
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

7.0 SPECIAL CONTRACTUAL TERMS AND CONDITIONS

7.1 Contract Term and Extension Options

This will be a two year contract.

Any extension of this contract will be done in accordance with Section 3.2 of the Purchase Bureau Standard Terms and Conditions. This contract may be extended for one (1) or more period(s) of all or part of one (1) year with the aggregate time period of all contract years AND extensions is not to exceed three (3) years. In the event the public exigency requires, the Director may extend this contract beyond the period noted above.

7.2 Contract Continuity/Transitional Period

In the event the services are scheduled to end either by contract expiration or by termination by the State of New Jersey (at the State's discretion), it shall be incumbent upon the Contractor to continue the services, if directed by the State, until new services can be completely operational. Normally, this transitional period will not extend more than one hundred and eighty (180) days beyond the expiration date of the existing contract. The Contractor will be reimbursed for these services at the rate in effect when this transitional period clause is invoked by the State.

7.3 Prime Contractor Responsibilities

7.3.1 The State will consider the prime contractor to be the sole point of contact with regard to contractual matters and the prime contractor will be required to assume sole responsibility for the complete effort stipulated in the RFP. Payment will be made only to the prime contractor.

7.3.2 The prime contractor is responsible for assuring subcontractor compliance with all terms and conditions of this RFP. The prime contractor will assume sole responsibility for any payments due the subcontractor(s) under this contract.

7.4 Ownership of Material

Ownership of all data, material, proposals, manuals, training sessions, and documentation (including work papers) originated and prepared for the State pursuant to this contract shall belong exclusively to the State.

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 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            25
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

7.5 Data Confidentiality

All data contained in the source documents supplied by the State of New Jersey are to be considered confidential and shall be solely for the use of the issuing office and the using agency. The Contractor will be required to use reasonable care to protect the confidentiality of the data. Any use, sale, or offering of this data in any form by the Contractor, his/her employees, or assignees will be considered in violation of this contract and will cause the infraction to be reported to the State Attorney General for possible prosecution. Penalties for violations of such guarantees will include, but are not limited to, cancellation of the contract and/or legal action with no damages paid by the State.

7.6 Responsibility of the Contractor

The Contractor is responsible for the professional quality, technical accuracy and timely completion and delivery of all services, materials, equipment, or supplies furnished by the Contractor under this contract. The Contractor shall, without additional compensation, correct any deficiencies in its services, materials, equipment or supplies. The review, approval, acceptance, or payment for any of the services, materials, equipment, or supplies provided under contract shall not be construed as a waiver of any rights under the agreement or of any cause for action arising out of the performance of this contract. The Contractor's obligations under this clause are in addition to the Contractor's other expressed or implied assurance under this contract or State law and in no way will diminish any other rights that the State may have against the Contractor for faulty materials, equipment, or work.

7.7 Delivery and Damages

If circumstances beyond the control of the Contractor result in a late delivery, it is the responsibility and obligation of the Contractor to make the details known immediately to the Purchase Bureau, 33 West State St., Trenton, New Jersey and the using agency. If the Contractor cannot meet the delivery date(s) for the effort as specified in his/her proposal, he/she shall be liable to the State to the sum of one hundred dollars ($100.00) per normal work day that such delivery is late. Ten percent (10%) of the contract cost is the maximum amount of liability. These said sums shall be treated as liquidated damages and not a penalty.

7.8 Retainage

Retainage is not required on this contract.

--------------------------------------------------------------------------------------------------------------
 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            26
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

7.9 Performance Security

This section will serve to supplement Section 3.3 of the Purchase Bureau Standard Terms and Conditions. If performance security is required for the contract resulting from this RFP, the amount of the performance security will be stated in item number 9 on the coversheet to this RFP. If the requirement for performance security is expressed as a percentage, security will be required only if the total amount of the contract exceeds $250,000.00.

7.10 Form of Compensation and Payment

7.10.1 This section will serve to supplement Section 4 of the Purchase Bureau Standard Terms and Conditions. The cost for services provided under this contract will be borne by the individual utilizing the service. The State will not pay the Contractor for any service detailed in the Scope of Work Section of this RFP.

In the event that the State requests the Contractor to perform additional work, as defined in the "Additional Work" Section of this RFP, the Contractor is authorized to submit invoices for services and/or service categories satisfactorily provided under the "Additional Work" Section of this RFP. Official state invoice forms must be submitted to the using agency along with supporting documentation substantiating that the services have been provided satisfactorily. Invoices must reference the hourly rates supplied by the Contractor in its response to this RFP. All invoices must be approved by the State's term contract manager and the using agency before payment will be authorized.

7.10.2 Availability of Funds

This section supplements Purchase Bureau Standard Terms and Conditions Section
4.5. The State's obligation hereunder is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the State for payment of any money shall arise unless and until funds are made available each fiscal year to the Using Agency by the Legislature.

7.11 Special Projects/Additional Work

Should additional work, special projects, hearings, meetings, or other activities beyond the scope of this RFP be deemed appropriate by the using agency or the Contractor, the Contractor must present to the using agency a written request to perform the additional work. The written request must be based upon the hourly rates or unit costs submitted with the Contractor's original proposal and must contain a complete description of the additional services to be performed. Should the using agency elect to order additional services covered under the services and service categories detailed in the scope of

--------------------------------------------------------------------------------------------------------------
 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            27
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

work section of this RFP, the Contractor will be paid the unit cost for each service in accordance with applicable unit costs or rates as submitted on the Price Sheets for service or service category. The Contractor shall not begin performing any additional work prior to obtaining written approval from the State of New Jersey, Purchase Bureau, and the State's term contract manager. The using agency must submit a written request to the Purchase Bureau to obtain approval for additional work. Complete documentation confirming the need and appropriateness of the work must be submitted along with the appropriate PB-6 or other fiscal documents. The request must be accompanied by all other required State approvals, such as Office of Management and Budget, (OMB) Office of Information Technology (OIT), etc. Only services for which firm rates or unit costs are submitted with the bidder's original bid response may be utilized for additional work and paid under the term contract resulting from this RFP.

7.12 Term Contract Management - General

All Contractor activities to be performed under all parts of the contract will be accomplished in consultation with, under the direction of, and with the approval of the State's term contract manager. The State's term contract manager will be responsible for the approval of each element of the services and/or service categories in the scope of work.

7.13 Substitution of Personnel or Subcontractor

If, during the term of the contract, the Contractor or subcontractor cannot provide the management and on-site supervisory personnel as proposed and requests a substitution, that substitution must be an approved equal or better. The Contractor or sub-contractor will provide detailed resume qualifications and justification which will be forwarded to the State's term contract manager for written approval prior to any personnel substitution. It is acknowledged by the Contractor that every reasonable attempt shall be made to assign the personnel listed in the Contractor's bid response proposal.

7.13.1 No Contractor management or on-site supervisory or management personnel shall be permanently assigned until they have been interviewed and approved by the State's term contract manager. Personnel assigned temporarily during the start-up period must be identified and their functions defined.

7.13.2 In the event that any of the Contractor's management or on-site supervisory personnel are found to be unacceptable by the State's term contract manager, or are replaced or transferred by the Contractor for any reason, the individual(s) assigned as replacement(s) shall equal or exceed in qualifications and experience the individual(s) proposed by the Contractor in the Contractor's bid response proposal.

--------------------------------------------------------------------------------------------------------------
 SPECIFICATIONS                                          TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            28
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

7.13.3 In the event that the prime Contractor desires to substitute a subcontractor, the prime Contractor will identify the organization, officers, and the contractual agreement to be made which will be forwarded to the State's term contract manager and the Director, Division of Purchase and Property for approval prior to the commencement of any work by the recommended substitute subcontractor.

8.0 DEFINITIONS

Addenda - Addenda are written or graphic instruments issued by the Purchase Bureau which modify or interpret the RFP document(s) by additions, deletions, clarifications, or corrections.

All-Inclusive Hourly Rate - All direct and indirect costs including, but not limited to: overhead, fee or profit, clerical support, travel expenses, safety equipment, materials, supplies, managerial support and all documents, forms, and reproductions thereof. Hourly rates also include portal-to-portal expenses. Time spent in traveling to and from the work site or the employee's normal work station should not be included in any estimates.

Bidder - A person, partnership, firm, corporation, or joint venture submitting a bid response proposal for the purpose of obtaining a state contract.

Contractor - The bidder awarded a State contract to perform the services required by this RFP.

Director - The Director, Division of Purchase and Property, Department of the Treasury. By statutory authority, the contracting officer for the State of New Jersey.

Evaluation Committee - A committee established to review and evaluate bid proposals and recommend a contract award. The committee normally includes representatives of the using agency and central purchasing authority. Other members may be appointed from other agencies or political subdivisions as disinterested third parties.

Formal Date of Award- The effective date of the contract and work initiation.

Services - For purposes of this RFP, the definition of services shall be expanded to include not only time, labor, and effort, but also all materials, supplies, equipment or other tangible items necessary to satisfactorily complete the Scope of Work required by this RFP.

--------------------------------------------------------------------------------------------------------------
 PRICE SHEET                                             TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            29
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     :
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
  LINE            COMMODITY-SERVICE DESCRIPTION      QUANTITY       UNIT        PERCENT        DO NOT USE
   NO.
--------------------------------------------------------------------------------------------------------------
                UNLESS SPECIFIED OTHERWISE BELOW:
                SHIP TO:    822105 / S001
                DIV OF REVENUE
                PAYMENT PROCESSING
                160 SOUTH BROAD ST
                LIVINGSTON ST ENTRANCE
                TRENTON NJ 08608
--------------------------------------------------------------------------------------------------------------
 00001          COMMODITY CODE: 794-13-038282            1          PCNT        -------        ----------
                INTERACTIVE VOICE RESP.-DIV. OF REV.
                FEE TO BE PAID BY THE USER OF THE
                INTERACTIVE VOICE RESPONSE SYSTEM
                TO THE CONTRACTOR.

                THIS FEE MUST BE STATED AS A PERCENT AND
                WILL BE IN EFFECT FOR THE ENTIRE TERM OF
                THE CONTRACT AND ANY EXTENSION THEREOF.
--------------------------------------------------------------------------------------------------------------

                              State of New Jersey
                 AFFIRMATIVE ACTION EMPLOYEE INFORMATION REPORT

-------------------------------------------------------------------------------

IMPORTANT - READ INSTRUCTIONS ON BACK OF FORM CAREFULLY BEFORE COMPLETING FORM.
            TYPE OR PRINT IN SHARP BALL POINT PEN. FAILURE TO PROPERLY COMPLETE THE ENTIRE FORM MAY DELAY ISSUANCE OF YOUR CERTIFICATE.

-------------------------------------------------------------------------------
                      SECTION A - COMPANY IDENTIFICATION
-------------------------------------------------------------------------------

1. FID. NO. OR SOCIAL SECURITY         2. TYPE OF BUSINESS                                  3. TOTAL NO. OF EMPLOYEES IN THE ENTIRE
                                          [ ]1. MFG.  [ ]2. SERVICE  [ ]3. WHOLESALE           COMPANY
                                                  [ ]4. RETAIL  [ ]5. OTHER
-----------------------------------------------------------------------------------------------------------------------------------
4. COMPANY NAME

-----------------------------------------------------------------------------------------------------------------------------------
5. STREET               CITY                                           COUNTY                           STATE          ZIP CODE

-----------------------------------------------------------------------------------------------------------------------------------
6. NAME OF PARENT OR AFFILIATED COMPANY (IF NONE, SO INDICATE)       CITY                               STATE          ZIP CODE

-----------------------------------------------------------------------------------------------------------------------------------
7. DOES THE ENTIRE COMPANY HAVE A TOTAL OF AT LEAST 50 EMPLOYEES?       [ ] YES      [ ] NO
-----------------------------------------------------------------------------------------------------------------------------------
8. CHECK ONE: IS THE COMPANY:     [ ] SINGLE-ESTABLISHMENT EMPLOYER     [ ] MULTI-ESTABLISHMENT EMPLOYER
-----------------------------------------------------------------------------------------------------------------------------------
9. IF MULTI-ESTABLISHMENT EMPLOYER, STATE THE NUMBER OF ESTABLISHMENTS IN N.J.    [       ]
-----------------------------------------------------------------------------------------------------------------------------------
10. TOTAL NUMBER OF EMPLOYEES AT THE ESTABLISHMENT WHICH HAS BEEN AWARDED THE CONTRACT [      ]
-----------------------------------------------------------------------------------------------------------------------------------
11. PUBLIC AGENCY AWARDING CONTRACT                      CITY                  STATE                     ZIP CODE
-----------------------------------------------------------------------------------------------------------------------------------
                                                         OFFICIAL USE ONLY
-----------------------------------------------------------------------------------------------------------------------------------
   DATE RECEIVED                                    OUT OF STATE PERCENTAGES                        ASSIGNED CERTIFICATION NUMBER
-----------------------------------------------------------------------------------------------------------------------------------
    MO/DAY/YR             COUNTY              MINORITY             FEMALE

-------------------------------------------------------------------------------
                          SECTION B - EMPLOYMENT DATA
-------------------------------------------------------------------------------
12. Report all permanent, temporary and part-time employees ON YOUR OWN PAYROLL. Enter the appropriate figures on all lines and in all columns. Where there are no employees in a particular category, enter a zero. Include ALL employees, not just those in minority categories, in columns 1, 2 & 3.
-------------------------------------------------------------------------------

                  ALL EMPLOYEES                                                MINORITY GROUP EMPLOYEES (PERMANENT)
    JOB              Col. 1           Col. 2       Col. 3                     MALE                            FEMALE
 CATEGORIES           TOTAL            MALE        FEMALE
                   (Cols. 2&3)                                  BLACK   HISPANIC  AMERICAN  ASIAN  BLACK  HISPANIC  AMERICAN  ASIAN
                                                                                   INDIAN                            INDIAN
-----------------------------------------------------------------------------------------------------------------------------------
Officials and Managers
-----------------------------------------------------------------------------------------------------------------------------------
Professionals
-----------------------------------------------------------------------------------------------------------------------------------
Technicians
-----------------------------------------------------------------------------------------------------------------------------------
Sales Workers
-----------------------------------------------------------------------------------------------------------------------------------
Office and Clerical
-----------------------------------------------------------------------------------------------------------------------------------
Craftworkers (Skilled)
-----------------------------------------------------------------------------------------------------------------------------------
Operatives (Semi-skilled)
-----------------------------------------------------------------------------------------------------------------------------------
Laborers (Unskilled)
-----------------------------------------------------------------------------------------------------------------------------------
Service Workers
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL
-----------------------------------------------------------------------------------------------------------------------------------
Total employment from
Previous Report (if any)
-----------------------------------------------------------------------------------------------------------------------------------
                           The data below shall NOT be included in the request for the categories above.
-----------------------------------------------------------------------------------------------------------------------------------
Temporary and
Part-time Employees
-----------------------------------------------------------------------------------------------------------------------------------
 13. HOW WAS INFORMATION AS TO RACE OR                      15. IS THIS THE FIRST                  16. IF NO DATE OF LAST
     ETHNIC  GROUP IN SECTION B OBTAINED?                       EMPLOYEE INFORMATION                   REPORT SUBMITTED
     [ ] 1. VISUAL SURVEY  [ ] 2. EMPLOYMENT RECORD             REPORT (AA.302) SUBMITTED?             MO.  DAY  YEAR
     [ ] 3. OTHER (SPECIFY)                                      [ ]1. YES  [ ]2. NO
-----------------------------------------------------------------------------------------------------------------------------------
14. DATES OF PAYROLL PERIOD USED
-----------------------------------------------------------------------------------------------------------------------------------
                                             SECTION C - SIGNATURE AND IDENTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------
17. NAME OF PERSON COMPLETING FORM (Print or Type)        SIGNATURE               TITLE           DATE
                                                                                                       MO.  DAY  YEAR
-----------------------------------------------------------------------------------------------------------------------------------
18. ADDRESS (NO. & STREET)           (CITY)            (STATE)           (ZIP CODE)               PHONE (AREA CODE, NO. & EXTENSION)
-----------------------------------------------------------------------------------------------------------------------------------
     FORM AA302

                        INSTRUCTIONS FOR COMPLETING THE
                 AFFIRMATIVE ACTION EMPLOYEE INFORMATION REPORT
                                  (FORM AA302)

IMPORTANT:
           READ THE FOLLOWING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THE
           FORM. PRINT OR TYPE ALL INFORMATION. FAILURE TO PROPERLY COMPLETE THE ENTIRE FORM MAY DELAY ISSUANCE OF YOUR CERTIFICATE.

ITEM 1 - Enter the Federal Identification Number assigned to the contractor or vendor by the Internal Revenue Service, or if a Federal Employer Identification Number has been applied for, but not yet issued, write the words "applied for",

or

If your business is such that you have not, or will not receive a Federal Employee Identification Number, enter the Social Security Number assigned to the single owner or to a partner, in case of partnership.

ITEM 2 - Check the box appropriate to your TYPE OF BUSINESS. If you are engaged in more than one type of business, check the predominant one. If you are a manufacturer deriving more than 50% of your receipts from your own retail outlets, check "Retail".

ITEM 3 - Enter the total "number" of employees in the entire company, including part-time employees. This number shall include all facilities in the entire firm or corporation.

ITEM 4 - Enter the name by which the company is identified. If there is more than one company name, enter the predominant one.

ITEM 5 - Enter the physical location of the company, include City, County, State and Zip Code.

ITEM 6 - Enter the name of any parent or affilliated company including City, State and Zip Code. If there is none, so indicate by entering "None" or N/A.

ITEM 7 - Check the appropriate box for the total number of employees in the entire company. "Entire Company" shall include all facilities in the entire firm or corporation, including part-time employees, not just those employees at the facility being awarded the contract.

ITEM 8 - Check the box appropriate to your type of company establishment. Single-establishment Employer shall include an employer whose business is conducted at only one physical location. Multi-establishment Employer shall include an employer whose business is conducted at more than one location.

ITEM 9 - If multi-establishment was entered in Item 8, enter the number of establishments within the State of New Jersey.

ITEM 10 - Enter the total number of employees at the establishment being awarded the contract.

ITEM 11 - Enter the name of the Public Agency awarding the contract. Include City, State, and Zip Code.

ITEM 12 - Enter the appropriate figures on all lines and in all columns. THIS SHALL ONLY INCLUDE EMPLOYMENT DATA FROM THE FACILITY THAT IS BEING AWARDED THE CONTRACT. DO NOT list the same employee in more than one job category.

Racial/Ethnic Groups will be so defined:

Black: Not of hispanic origin. Persons having origin in any of the Black racial groups of Africa.

Hispanic: Persons of Mexican, Puerto Rican, Cuban, or Central or South American or other Spanish culture or origin, reguardless of race.

American Indian or Alaskan Native: Persons having origins in any of the original peoples of North America, and who maintain cultural identification through tribal affiliation or community recognition.

Asian or Pacific Islander: Persons having origin in any of the peoples of the Far East, Southeast Asia, the Indian Subcontinent or the Pacific Islands. This area includes for example, China, Japan, the Phillippine Islands and Somoa.

ITEM 13 - Check the appropriate box, if the race or ethnic group information was not obtained by 1 or 2, specify by what other means this was done in 3.

ITEM 14 - Enter the dates of the payroll period used to prepare the employment data presented in item 12.

ITEM 15 - If this is the first time an Employee Information Report has been submitted for this company, check block "Yes".


ITEM 16 - If the answer to item 15 is "No", enter the date when the last Employee Information Report was submitted by this company.

ITEM 17 - Print or type the name of the person completing this form. Include the signature, title and date.

ITEM 18 - Enter the physical location where the form is being completed. Include City, State, Zip Code and Phone Number.

                                    [LOGO]

                               STATE OF NEW JERSEY
                           DEPARTMENT OF THE TREASURY
     DIVISION OF                      CN-230                    PURCHASE BUREAU
PURCHASE AND PROPERTY      TRENTON, NEW JERSEY 08625

                          IMPORTANT NOTICE TO BIDDERS

Effective October 7, 1991, in accordance with N.J.S.A. 52:32-1.4 and N.J.A.C. 17:12-2.11, the State of New Jersey will invoke reciprocal action against an out-of-State bidder whose state or locality maintains a preference practice for their bidders.

For states having preference laws, regulations, or practices, New Jersey will use the annual surveys compiled by the Council of State Governments, National Association of State Purchasing Officials, or the National Institute of Governmental Purchasing to invoke reciprocal actions. The State may obtain additional information anytime it deems appropriate to supplement the above survey information.

Any bidder may submit information related to preference practices enacted for a local entity outside the State of New Jersey. This information may be submitted in writing as part of the bid response proposal, and should be in the form of resolutions passed by an appropriate governing body, regulations, a Notice to Bidders, laws, etc. It is the responsibility of the bidder to provide the documentation with the bid proposal or submit it to the Director, Division of Purchase and Property within five (5) working days of the public bid opening. Written evidence for a specific procurement that is not provided to the Director within five working days of the public bid opening will not be considered in the evaluation of that procurement, but will be retained and considered in the evaluation of subsequent procurements.

Any bidder having evidence of out-of-State local entities invoking preference practices should complete the form below, with a copy of appropriate documentation. The form and documentation may be submitted with your bid response proposal.

-------------------------------------------------------------------------------

Name of Locality having preference practices

     City/Town/Authority ______________________________________________________

     County ______________________________  State ______________________________

( )  Documentation attached

        ( ) Resolution                      ( ) Regulations/Laws

        ( ) Notice to Bidder                ( ) Other _________________________

Name of Firm Submitting this Information ______________________________________

(Please Print) ________________________________________________________________

                             NOTICE TO ALL BIDDERS
                             ---------------------
                             SET-OFF FOR STATE TAX
                             ---------------------

Please be advised that, pursuant to P.L. 1995, c.159, effective January 1, 1996,
                                    ----       --
and notwithstanding any provision of the law to the contrary, whenever any taxpayer, partnership or S corporation under contract to provide goods or services or construction projects to the State of New Jersey or its agencies or instrumentalities, including the legislative and judicial branches of State government, is entitled to payment for those goods or services at the same time a taxpayer, partner or shareholder of that entity is indebted for any State tax, the Director of the Division of Taxation shall seek to set off that taxpayer's or shareholder's share of the payment due the taxpayer, partnership or S corporation. The amount set off shall not allow for the deduction of any expenses or other deductions which might be attributable to the taxpayer, partner or shareholder subject to set-off under this act.

The Director of the Division of Taxation shall give notice of the set-off to the taxpayer and provide an opportunity for a hearing within 30 days of such notice under the procedures for protests established under R.S. 54:49-18. No requests
                                                    ----
for conference, protest, or subsequent appeal to the Tax Court from any protest under this section shall stay the collection of the indebtedness. Interest that may be payable by the State, pursuant to P.L. 1987, C.184 (c. 52:32-32 et
                                                                        --
seq.), to the taxpayer shall be stayed.
----

                             NOTICE TO ALL BIDDERS
                             ---------------------
                    REQUIREMENT TO PROVIDE A CERTIFICATION
                    --------------------------------------
                    IN COMPLIANCE WITH MacBRIDE PRINCIPLES
                    --------------------------------------
                       AND NORTHERN IRELAND ACT OF 1989
                       --------------------------------

     Pursuant to Public Law 1995, c.134, a responsible bidder selected, after public bidding, by the Director of the Division of Purchase and Property, pursuant to N.J.S.A. 52:34-12, or the Director of the Division of Building and
            --------
Construction, pursuant to N.J.S.A. 52:32-2, must complete the certification
                          --------
below by checking one of the two representations listed and signing where indicated. If a bidder who would otherwise be awarded a purchase, contract or agreement does not complete the certification, then the Directors may determine, in accordance with applicable law and rules, that it is in the best interest of the State to award the purchase, contract or agreement to another bidder who has completed the certification and has submitted a bid within five (5) percent of the most advantageous bid. If the Directors find contractors to be in violation of the principles which are the subject of this law, they shall take such action as may be appropriate and provided for by law, rule or contract, including, but not limited to, imposing sanctions, seeking compliance, recovering damages, declaring the party in default and seeking debarrment or suspension of the party.

     I certify, pursuant to N.J.S.A. 52:34-12.2, that the entity for which I am
                            --------
     authorized to bid:

____ has no ongoing business activities in Northern Ireland and does not maintain a physical presence therein through the operation of offices, plants, factories, or similar facilities, either directly or indirectly, through intermediaries, subsidiaries or affiliated companies over which it maintains effective control; or

_____ will take lawful steps in good faith to conduct any business operations it has in Northern Ireland in accordance with the MacBride principles of nondiscrimination in employment as set forth in N.J.S.A. 52:18A-89.5 and in
                                                --------
conformance with the United Kingdom's Fair Employment (Northern Ireland) Act of 1989, and permit independent monitoring of their compliance with those principles.

    I certify that the foregoing statements made by me are true. I am aware that if any of the foregoing statements made by me are willfully false, I am subject to punishment.

                                    --------------------------------------------
                                                          Signature of Bidder

Dated:

                                    --------------------------------------------
                      Print or Type{                                    Name
                                   {
                                   {
                                    --------------------------------------------
                                                                       Title
PBMACB 12/95

                                    [LOGO]

                              STATE OF NEW JERSEY
                          DEPARTMENT OF THE TREASURY
    DIVISION OF                    CN-230                       PURCHASE BUREAU
PURCHASE AND PROPERTY      TRENTON, NEW JERSEY 08625


                               NOTICE TO VENDORS
                              ------------------

With the approach of the holiday season, we wish to advise all vendors of the following statute:

N.J.S.A. 52:34-19.  Payment of compensation or gratuity to
--------
                    State employees prohibited.

The payment of any fee, commission or compensation of any kind or the granting of any gift or gratuity of any kind, either directly or indirectly, whether or
   ---------------------------------
not in connection with any purchase, sale or contract, to any person employed by the State in the Department of the Treasury, or to any other person in the employ of the State having any duties or responsibilities in connection with the purchase or aquisition of any property or services by the State or any department, commission, authority, agency or instrumentality thereof, by or on behalf of any seller or supplier who has made, negotiated, solicited or offered to make any contract to sell or furnish real or personal property or services to the State or to any department, officer, commission, authority, agency or instrumentality thereof, is hereby prohibited. Any person offering, paying, giving, soliciting or receiving any fee, commission, compensation, gift or gratuity in violation of this section shall be guilty of a misdemeanor.

                  NEW JERSEY IS AN EQUAL OPPORTUNITY EMPLOYER

                      [LOGO OF US AUDIOTEX APPEARS HERE]

December 28, 1998

State of New Jersey
Purchasing Bureau
33 West State Street, 9/th/ Floor
Trenton, NJ 08625-0230

Dear Sirs:

U S Audiotex appreciates the opportunity to present its response to the State of New Jersey's Bid No. 99-X-28201 for an Interactive Voice Response System credit card acceptance program for its taxpayers.

We believe that U S Audiotex is uniquely positioned to provide this service to the State for the following reasons:

 . We are the largest and most experienced credit card processor using interactive voice response technology in the country. We have over 250 customers nationwide who subscribe to our services. These customers are all government entities. Our sole business focus is on providing credit card acceptance programs to the government sector.

 . We have an existing and highly successful credit card tax payment program that we have named 888-2PAY-TAX(SM). Close to 100 city and county governments currently subscribe to this program.

 . On August 20, 1998, following a comprehensive eight month vendor analysis that included evaluating proposals from 26 separate companies, the Internal Revenue Service announced that it had awarded to U S Audiotex and its 888-2PAY-TAX(SM) program a bid to provide credit card processing services for the 1998 tax year. Beginning January 15, 1999, taxpayers who wish to pay their federal income tax with their credit card will be able to do so by dialing 888-2PAY-TAX(SM).

 . On January 4, 1999, the California Franchise Tax Board will begin participation in 888-2PAY-TAX(SM), enabling taxpayers to pay their delinquent tax bills with their credit card.

 . On December 23, 1998, the District of Columbia, after evaluating numerous competitive bids, notified U S Audiotex that it will join the 888-2PAY-TAX(SM) program for the District's 800,000 taxpayers.

 . Because the State of New Jersey participates in a joint Federal/State
  Electronic Filing program, subscribing to 888-2PAY-TAX(SM) would maintain conformity with IRS procedures and programs and minimize taxpayer confusion.

 Centerpoint Building - 18 Crow Canyon Court - Suite 300 - San Ramon, CA 94583
   Tel. (925)838-7996 Fax (925)838-4395 - Web Site http://www,usaudiotex.com

                                    [LOGO]

 . U S Audiotex will provide residents of the State of New Jersey, who are paying their federal income tax, the ability to pay their State tax during the same telephone session. We believe that this will significantly increase taxpayer participation in the State's credit card program.

For these reasons, we believe that U S Audiotex is able to present a singular and compelling opportunity for the State and its taxpayers. We would welcome the opportunity to serve both parties should you decide to select U S Audiotex and 888-2PAY-TAX(SM).

Yours Truly,

/s/ Kenneth Stern
-----------------
Kenneth Stern
President and CEO
U S Audiotex, LLC

                          [LETTERHEAD OF USAUDIOTEX]

                      COMPUTERS THAT SPEAK FOR THEMSELVES

The attached fee schedule reflects the convenience fees that will be charged to cardholders who make a credit card payment through the 888-2PAY-TAX service.

There are no costs to the State of New Jersey.

These fees will be in affect for a minimum of 60 days.

--------------------------------------------------------------------------------------------------------------
  PRICE SHEET                                            TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            29
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     : US AUDITOR, LLC
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
LINE
No.           COMMODITY-SERVICE DESCRIPTION          QUANTITY         UNIT         PERCENT         00 NOT USE
--------------------------------------------------------------------------------------------------------------
             UNLCGS SPIC1411D OTMERWISE BELOW;
             SHIP TO:    922105 / S001
             DIV OF REVENUE
             PAYMENT PROCESSING
             160 SOUTH BROAD ST
             LIVINGSTON ST, ENTRANCE
             TRENTON          NJ      08609
--------------------------------------------------------------------------------------------------------------
00001        COMMODITY CODE: 794-13-038282               1           PCNT           ------          ------
             INTERACTIVE VOICE RESP.-DIV. OF REV.
             FEE TO BE PAID BY THE USER OF THE
             INTERACTIVE VOICE RESPONSE SYSTEM
             TO THE CONTRACTOR.                           Fee Schedule
             THIS FEE MUST BE STATED AS A PERCENT AND     (AMEX, MasterCard, Discover)
             WILL BE IN EFFECT FOR THE ENTIRE TERM OF     Payment Amount
             THE CONTRACT AND ANY EXTENSION THEREOF.      From          To              Fee
                                                          ----          --             ----
                                                          $0            $99.99          $3
                                                          100           199.99          6
                                                          200           399.99          11
                                                          400           699.99          16
                                                          700           1,099.99        25
                                                          1,100         1,599.99        35
                                                          1,600         2,299.99        49
                                                          2,300         3,099.99        68
                                                          3,100         3,999.99        87
                                                          4,000         4,999.99        109
                                                          5,000         6,099.99        133
                                                          6,100         7,299.99        159
                                                          7,300         8,599.99        187
                                                          8,600         9,999.99        218
                                                          10,000        11,999.99       262
                                                          12,000        14,999.99       399
                                                          15,000        19,999.99       437
                                                          20,000        24,999.99       547
                                                          25,000        29,999.99       656
                                                          30,000        34,99,99        767
                                                          35,000        39,999.99       876
                                                          40,000        44,999.99       985
                                                          45,000        49,999.99       1,095
                                                          50,000        54,999.99       1,204
                                                          55,000        59,999.99       1,314
                                                          60,000        64,999.99       1,423
                                                          65,000        69,999.99       1,533
                                                          70,000        74,999.99       1,650
                                                          75,000        79,999.99       1,760
                                                          80,000        84,999.99       1,870
                                                          85,000        89,999.99       1,980
                                                          90,000        94,999.99       2,O90
                                                          95,000        99,999.99       2,200
--------------------------------------------------------------------------------------------------------------

               U S Audiotex Credit Card Convenience Fee Schedule

                              State of New Jersey
                          (Excluding American Express)

Payment Amount

-----------------------------------------------------------
     From                   To                        Fees
-----------------------------------------------------------
        0                    99.99              $       3
-----------------------------------------------------------
      100                   199.99              $       6
-----------------------------------------------------------
      200                   399.99              $       9
-----------------------------------------------------------
      400                   699.99              $      14
-----------------------------------------------------------
      700                  1099.99              $      22
-----------------------------------------------------------
     1100                  1599.99              $      32
-----------------------------------------------------------
     1600                  2299.99              $      46
-----------------------------------------------------------
     2300                  3099.99              $      62
-----------------------------------------------------------
     3100                  3999.99              $      80
-----------------------------------------------------------
     4000                  4999.99              $     100
-----------------------------------------------------------
     5000                  6099.99              $     122
-----------------------------------------------------------
     6100                  7299.99              $     146
-----------------------------------------------------------
     7300                  8599.99              $     172
-----------------------------------------------------------
     8600                  9999.99              $     199
-----------------------------------------------------------
   10,000                11,999.99              $     239
-----------------------------------------------------------
   12,000                14,999.99              $     299
-----------------------------------------------------------
   15,000                19,999.99              $     399
-----------------------------------------------------------
   20,000                24,999.99              $     499
-----------------------------------------------------------
   25,000                29,999.99              $     599
-----------------------------------------------------------
   30,000                34,999.99              $     699
-----------------------------------------------------------
   35,000                39,999.99              $     799
-----------------------------------------------------------
   40,000                44,999.99              $     899
-----------------------------------------------------------
   45,000                49,999.99              $     999
-----------------------------------------------------------
   50,000                54,999.99              $   1,099
-----------------------------------------------------------
   55,000                59,999.99              $   1,199
-----------------------------------------------------------
   60,000                64,999.99              $   1,299
-----------------------------------------------------------
   65,000                69,999.99              $   1,399
-----------------------------------------------------------
   70,000                74,999.99              $   1,499
-----------------------------------------------------------
   75,000                79,999.99              $   1,599
-----------------------------------------------------------
   80,000                84,999.99              $   1,699
-----------------------------------------------------------
   85,000                89,999.99              $   1,799
-----------------------------------------------------------
   90,000                94,999.99              $   1,899
-----------------------------------------------------------
   95,000                99,999.99              $   1,999
-----------------------------------------------------------

     (c) Copyright 1988, U S Audiotex/SM/, LLC, San Ramon, CA
                               State of Now Jersey Proposal
                                           Fee Schedule.doc

--------------------------------------------------------------------------------------------------------------
  PRICE SHEET                                            TERM CONTRACT - ADVERTISED BID PROPOSAL
--------------------------------------------------------------------------------------------------------------
 DEPT OF TREASURY                                        NUMBER     : 99-X-28201                       PAGE
 PURCHASE BUREAU                                         OPEN DATE  : 12/23/98    TIME : 2 PM            29
 STATE OF NEW JERSEY                                     T-NUMBER   : T1799
 33 WEST STATE ST 9TH FL
 PO BOX 230
 TRENTON          NJ        08625-0230                   BIDDER     : US AUDITOR, LLC
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
LINE           COMMODITY-SERVICE DESCRIPTION          QUANTITY         UNIT         PERCENT         DO NOT USE
No.
--------------------------------------------------------------------------------------------------------------
             UNLESS SPECIFIED OTHERWISE BELOW:
             SHIP TO:    922105 / S001
             DIV OF REVENUE
             PAYMENT PROCESSING
             160 SOUTH BROAD ST
             LIVINGSTON ST, ENTRANCE
             TRENTON          NJ      08609
--------------------------------------------------------------------------------------------------------------
00001        COMMODITY CODE: 794-13-038282               1           PCNT           ------          ------
             INTERACTIVE VOICE RESP.-DIV. OF REV.
             FEE TO BE PAID BY THE USER OF THE
             INTERACTIVE VOICE RESPONSE SYSTEM
             TO THE CONTRACTOR.                           Fee Schedule-MasterCard/Discover
             THIS FEE MUST BE STATED AS A PERCENT AND     (Excluding AMEX)
             WILL BE IN EFFECT FOR THE ENTIRE TERM OF     Payment Amount
             THE CONTRACT AND ANY EXTENSION THEREOF.      From          To              Fee
                                                          ----          --              ---
                                                          $0            $99.99          $3
                                                          100           199.99          6
                                                          200           399.99          9
                                                          400           699.99          14
                                                          700           1,099.99        22
                                                          1,100         1,599.99        32
                                                          1,600         2,299.99        46
                                                          2,300         3,099.99        62
                                                          3,100         3,999.99        80
                                                          4,000         4,999.99        100
                                                          5,000         6,099.99        122
                                                          6,100         7,299.99        146
                                                          7,300         8,599.99        172
                                                          8,600         9,999.99        199
                                                          10,000        11,999.99       239
                                                          12,000        14,999.99       299
                                                          15,000        19,999.99       399
                                                          20,000        24,999.99       499
                                                          25,000        29,999.99       599
                                                          30,000        34,999.99       699
                                                          35,000        39,999.99       799
                                                          40,000        44,999.99       899
                                                          45,000        49,999.99       999
                                                          50,000        54,999.99       1,099
                                                          55,000        59,999.99       1,199
                                                          60,000        64,999.99       1,299
                                                          65,000        69,999.99       1,399
                                                          70,000        74,999.99       1,499
                                                          75,000        79,999.99       1,599
                                                          80,000        84,999.99       1,699
                                                          85,000        89,999.99       1,799
                                                          90,000        94,999.99       1,899
                                                          95,000        99,999.99       1,999
--------------------------------------------------------------------------------------------------------------

              U S Audiotex Credit Card Convenience Fee Schedule*

                              State of New Jersey
                             (State Income Taxes)


Payment Amount
    From                    To               Fees
    ----                    --               ----
             0              99.99   $           3
           100             199.99   $           6
           200             399.99   $          11
           400             699.99   $          16
           700           1,099.99   $          25
         1,100           1,599.99   $          35
         1,600           2,299.99   $          49
         2,300           3,099.99   $          68
         3,100           3,999.99   $          87
         4,000           4,999.99   $         109
         5,000           6,099.99   $         133
         6,100           7,299.99   $         159
         7,300           8,599.99   $         187
         8,800           9,999.99   $         218
        10,000          11,999.99   $         262
        12,000          14,999.99   $         329
        15,000          19,999.99   $         437
        20,000          24,999.99   $         547
        25,000          29,999.99   $         656
        30,000          34,999.99   $         767
        35,000          39,999.99   $         876
        40,000          44,999.99   $         985
        45,000          49,999.99   $       1,095
        50,000          54,999.99   $       1,204
        55,000          59,999.99   $       1,314
        60,000          64,999.99   $       1,423
        65,000          69,999.99   $       1,533
        70,000          74,999.99   $       1,650
        75,000          79,999.99   $       1,760
        80,000          84,999.99   $       1,870
        85,000          89,999.99   $       1,980
        90,000          94,999.99   $       2,090
        95,000          99,999.99   $       2,200


*Participating cards: American Express, MasterCard, and NOVUS/Discover.

U S AUDIOTEX STATEMENT OF EXPERIENCE AND CAPABILITY

U S AUDIOTEX was founded in July, 1985 and incorporated in April, 1986. The organizations primary business objective was to develop superior quality Interactive Voice Response Systems. That objective remains unchanged today. In the early 1990's the organization's focus moved towards credit card processing for government agencies. In this service, our client base demanded virtually 100% accuracy, real time credit controls and unparalleled up-time. U S AUDIOTEX's management believes that our superior approach to quality and reliability contributed to winning the IRS's business over 26 other proposals and for being awarded the State of California's Franchise Tax Board business for delinquent taxpayer collections.

U S AUDIOTEX has historically grown at about 40% per year. However, with the addition of the IRS, our growth in the government market has skyrocketed. In 1996, in order to sustain the growth, U S AUDIOTEX brought in a financial partner, Imperial Ventures.

In January of 1998, Imperial Bank (parent of Imperial Ventures) acquired Imperial Ventures' interest in U S AUDIOTEX plus additional membership interests from U S AUDIOTEX's founder.

The additional financial strength of the organization has provided the opportunity to increase staffing and expand the product line to incorporate secured Internet payment transactions (currently in development).

U S AUDIOTEX is now an affiliate of a six billion dollar financial institution traded on the New York Stock Exchange under the symbol IMP. This provides us access to 1000 additional staff members. This allows 100% of the U S AUDIOTEX staff to focus on installing and managing systems. The Imperial staff provides the support for Finance, Legal, Human Resources, Recruiting, Marketing, Facilities Management and special projects like "Year 2000".

U S AUDIOTEX is the largest Interactive Voice Response/Credit Card Processing Service in the United States for Government entities. We have obtained this status through our commitment to quality and reliability, customer service and financial controls that are the most rigorous in the industry.

Due to our industry focus, our systems are more robust, our engineers more knowledgeable about this specific product and our financial and operational support staff have substantially more directly related experience than any generalist.

U S AUDIOTEX has a staff of twenty professionals dedicated to this single product line. Our support organizations like legal, human resources etc. are provided by Imperial Bank.

The U S AUDIOTEX engineering group is made up of seven full time professionals. U S AUDIOTEX does not use outsourcing for engineering. We firmly believe that in order to service our customers quickly and efficiently we must be totally committed to all technical aspects of a project from inception through continual enhancements.

The U S AUDIOTEX operational support staff is a professional organization responsible for script management, including free script updates, customer support, customer training, and graphic arts for the production of signage, displays, and other support materials that substantially enhance customer utilization.

The U S AUDIOTEX financial management group is responsible for cash management. This staff is managed by our Chief Financial Officer, Debbie Soleta. Debbie has five direct staff members. The staff's duties include establishing the credit card accounts, including terminal ID's. They install the Automatic Clearing House (ACH) processes and test the electronic deposits into your account.

The U S AUDIOTEX Interactive Voice Response (IVR) System provides numerous benefits to the Government and taxpayers, including:

 .  One-Stop shopping for IVR/credit card acceptance
 . Acceptance of credit cards for tax payments (AMEX, MasterCard and Discover). . 24 hour/7 day service availability
 .  Free IBM service 24 hours/7 day a week
 .  Electronic file created on a real time basis
 .  Real time authorization of credit cards
 .  Real time verification of entered data to caller
 .  Automatic PIN authorization
 .  Financial controls
 .  All credit card payments FDIC insured
 .  Simple IVR expansion to include additional tax payments
 .  Our existing national tax payment line, 888-2PAY-TAX/SM/


All of these key issues make U S Audiotex the logical choice for IVR/credit card acceptance for government agencies. With U S Audiotex, you only deal with one company as opposed to multiple companies to provide the same service. In turn, U S Audiotex applications are developed quicker and placed in operation in half the time required by others.

US Audiotex is providing the following information to the State of New Jersey in response to its bid request proposal number 99-X-28201 for Interactive Voice Response (IVR) System - NJ Division of Revenue.

One original bid response and seven copies of the original bid response are enclosed.

4.5 Section - 1:  Technical Proposal
------------------------------------

  U S AUDIOTEX acknowledges the State of New Jersey's system requests addressed in the bid. The State of New Jersey's goal is to provide additional payment options to citizens while keeping the cost of doing so at a minimum.

U S AUDIOTEX approach and plans for accomplishing the work outlined in the scope of work section:

  U S AUDIOTEX will develop and implement an IVR system for the State of New Jersey that will accept and process credit card payments for State of New Jersey Income Taxes.

  Key strategies required for timely implementation include:

1)   Develop IVR script that is acceptable to the State of New Jersey
2) Establish transmission protocol for transaction reports to the State of New Jersey (e-mail, electronic or EDI)
3)   Establish taxpayer validation procedures
4)   Establish name control procedures
5) Determine what types of reports the State of New Jersey would like to receive (daily, weekly, monthly)

  Quick completion of this project is facilitated by these key issues:

1) U S AUDIOTEX has a working IVR script for the US Treasury and the California Franchise Tax Board that can be customized for the State of New Jersey
2) U S AUDIOTEX recommends electronic transfer of taxpayer information to the State of New Jersey
3) U S AUDIOTEX recommends collection of first four letters of last name for taxpayer name control (we are already doing this for the CA FTB)
4) U S AUDIOTEX already sends daily, weekly and monthly reports to existing customers
5) U S AUDIOTEX has worked vigorously in the last 4 months to establish same service for the IRS and the CA FTB

  The State of New Jersey and U S AUDIOTEX will need to work closely together to make sure this project is developed correctly and implemented on time. Proposed timeline is included in Appendix A.

4.5.1 Management Overview

  After working on an IVR System for the IRS that will handle credit card payments starting January 15, 1999 and for the CA FTB starting January 4, 1999, we have an excellent understanding of the procedures that need to take place to implement such a system for the State of New Jersey. This unique understanding will facilitate a quick response time required to establish a similar system for the State of New Jersey by the end of January 1999.

  The U S AUDIOTEX IVR System hardware and software is already established and ready to handle calls and payments for the State of New Jersey. All of our hardware is fault tolerant with double back up capability. We have two redundant processing locations already in place to handle call traffic and will determine which location to use based upon call volume. Current capacity will easily handle payments from those citizens who decide to use a credit card to pay a balance due to the State of New Jersey.

  Electronic transmission of data is currently ready, as well. U S AUDIOTEX recommends sending an electronic file to the State of New Jersey as opposed to EDI transmission. This will be a quicker process than EDI as EDI will take at least a month or so to complete programming. However, this does not preclude us from developing an EDI format for the next tax payment year should the NJ DOR so desire. U S AUDIOTEX believes that, for the pilot program, time is of the essence and the State of New Jersey probably has the same thoughts.

  As stated above, the key issues that need to be addressed right away are script development, transmission protocol, name control and validation procedures. IVR implementation time is based on these key factors.

  U S AUDIOTEX will work closely with the State of New Jersey's representatives on these issues and will advise which alternatives are the best to pursue and in the best interests of the State of New Jersey given its aggressive implementation schedule.

  U S AUDIOTEX Software and Hardware Overview:

 .  Software

       The U S AUDIOTEX software is set up for over 250 government customers throughout the United States. Key components of the software include:

        .  Developed in Visual Voice
        .  Window NT
        .  100% 32 bit architecture
        .  Re-entrant and reusable
        .  Year 2000 compliant
        .  Highly modular

       U S AUDIOTEX normally customizes every installation. Customization is fairly minimal and there is no charge for this effort.

 .  Hardware

       U S AUDIOTEX is an authorized IBM Business Partner. All servers and workstations are acquired through authorized IBM channels and include on site IBM service. U S AUDIOTEX does not modify any hardware component.

       The primary system will contain a Windows NT server. The server is responsible for maintaining a RAID file array such that all stored data is duplicated during every write.

       Each Windows NT work station will contain 48 digital lines (two T1's) to provide 192 line configuration using one server and 4 work stations. All network configuration will be based on Windows NT.

       Key components of the system include:
       . 100% use of Dialogic Boards from Parsippany, NJ in all systems . 32 bit architecture
       .  Hot swapable power supply
       .  Raid disk drives
       .  Dual CPU's in server
       .  Redundant voice cards
       .  All American made systems

 . Financial controls

       U S AUDIOTEX provides an exclusive audit control process that electronically performs a mirror balancing of the system's activity and the monies posted through ACH processing.

       The U S AUDIOTEX system, as part of its nightly batch balancing procedures, pulls down an ACH file from the financial institution front end processor. This file is matched to the IVR System's activity to insure that every payment captured is accounted for in the daily ACH process.

       The U S AUDIOTEX system handles voids (reversed transactions prior to batch cutoff), credits (reversed transactions after batch cutoff), charge backs and research requests to document telephone charges.

4.5.2 Detailed Plans, Approach and Deliverables

  U S AUDIOTEX proposes to the State of New Jersey that it utilize our Interactive Voice Response (IVR) System to enable taxpayers to pay their tax obligations with their credit card via a touch-tone telephone. In particular, we propose that the State of New Jersey subscribe to U S AUDIOTEX's existing credit card tax payment program, 888-2PAY-TAX/SM/. Close to 100 cities and counties across the country participate in 888-2PAY-TAX/SM/. Recently, the IRS and CA FTB announced that it will begin acceptance of credit cards for the 1998 tax year and that it has chosen U S AUDIOTEX and the 888-2PAY-TAX/SM/ program for this purpose.

  Credit card fees that are traditionally borne by the merchant will be absorbed by U S AUDIOTEX on behalf of the State of New Jersey. In addition, U S AUDIOTEX will pay all telecommunications and processing costs. All equipment will be situated at U S AUDIOTEX's site. In return, U S AUDIOTEX will assess a convenience fee to those taxpayers who pay their tax through this program. (See Section C - Cost Proposal). As a result, this program will be free of charge to the State of New Jersey. It is understood that the convenience fees need not be included in the solicitation; that they will, however, be incorporated in a contract upon the conclusion of negotiations. The System will be available to taxpayers 7 days per week, 24 hours a day.

  Taxpayers, using a touch-tone telephone, will dial (toll free) 888-2PAY-TAX/SM/ and be connected to the U S AUDIOTEX IVR System. The IVR will prompt the taxpayer to enter a four digit jurisdiction code, Taxpayer Identification Number, the first four letters of their last name (name control) and payment amount. The taxpayer will be informed of the amount of the convenience fee and be given the option of proceeding with the payment transaction. If the taxpayer elects to proceed with the payment, he/she is requested to enter their credit card number, card expiration date, zip code and daytime telephone number. The U S AUDIOTEX IVR System will perform an on-line authorization to verify credit (or availability of funds if a debit card is used for payment) and, upon verification of credit or funds availability, will provide the caller/taxpayer with a confirmation code that the payment has been authorized by the card issuing institution. IVR scripts are customized for each client application. The scripts include cardholder rejection scenarios, as applicable. All scripts will be approved by the NJ DOR.

  Taxpayer identification and payment data will be transmitted to the State of New Jersey by 8:00AM ET the following morning via electronic file or email. 48 hours following the transaction date, funds are deposited to the State of New Jersey's designated bank account (Visa/MasterCard). AMEX and Discover typically settle in three days but modifications will be requested of these card companies for a 48 hour settlement. Storage of payment detail records will be kept for 2 years.

  In addition to the features and processes described above, U S AUDIOTEX, due to its prevailing agreement with the IRS and the fact that the State of New Jersey participates in a joint State of New Jersey/Federal Electronic Filing Program, will provide a unique set of prompts for State of New Jersey taxpayers who call 888-2PAY-TAX/SM/ to pay their federal income tax in the year 2000. If the caller/taxpayer, during the telephone session, enters a State of New Jersey zip code, the U S AUDIOTEX IVR System will recognize that the taxpayer is from the State of New Jersey of New Jersey and, upon the conclusion of the payment of federal income tax, offer the taxpayer the option of paying their State of New Jersey tax during the same session. We believe that this feature will generate significant additional taxpayer participation in the State of New Jersey credit card payment program.

  Implementation Procedures:

  A detailed Technical Implementation Plan and timeline appears in Appendix A. In general, U S AUDIOTEX implementations entail nine (9) basic categories of activity. They include:

    . Planning and Project Management: This entails project assignment of personnel, project sizing and budgeting and identification of costs.
    .  Marketing/Sales:  Includes promotional and user awareness programs.
    . Data Center: Includes facility preparation, wiring, support/training, disaster recovery/contingency planning.
    .  Telecommunications:  Identify and select a vendor, install lines.
    . Accounting: ACH set-up, ordering terminal and merchant ID's, settlement procedures.
    . Customer Service: Identify issues/needs, determine roles, staffing, user training/documentation.
    .  Scripting/Recording:  Develop scripts, conduct recordings.
    . Project Design/Implementation: Program application scripts, test plans, hardware installation, stress testing.

    .  User Acceptance:  Client review and sign-off, go live.

  Control and Quality Assurance Measures:

  Quality control is critical to all applications and at multiple intersections within the application. The most critical starting point is the quality and reliability of the hardware components used in the application. U S AUDIOTEX uses exclusively IBM industrial platforms and Dialogic voice boards. Both of these products are compliant with ISO 9001 standard. This type of configuration is the most durable and reliable platform available.

  The second phase of quality control is the usage of reliable software modules. U S AUDIOTEX builds a system through a series of unique independent software structures that are highly reliable and in production in a tremendous number of situations. By utilizing existing software, the project starts with a reliable base platform and an operational procedure for both the human and systems interface. These steps ensure that the software meets the requirements of the card association as well as the exacting requirements of each organization in which the system is implemented.

  Ongoing quality control is a key to U S AUDIOTEX's ongoing success in this marketplace. We believe the most important key to success is total customer satisfaction. U S AUDIOTEX provides live customer service representatives. This department is responsible for handling customer issues that affect utilization of the U S AUDIOTEX product and services in the marketplace. This department is for the exclusive use of the U S AUDIOTEX clients and has no other responsibilities except to insure that the system's process smoothly and accurately.

  In addition to customer satisfaction, U S AUDIOTEX provides Interactive Voice Response client surveys. Quality control surveys are periodically added to the system to gather total client feedback. In addition to the survey, U S AUDIOTEX also has voice mail capabilities for receiving recorded comments.

  Although the U S AUDIOTEX system captures the caller's telephone number through automatic number identification facilities, U S AUDIOTEX does not do any outbound client survey. This is done to protect the privacy of individuals within a household.

  U S AUDIOTEX systems monitor their operational functions and when a severity level alarm is triggered the system forwards a message to U S AUDIOTEX's 24 hour a day/7 days a week maintenance service. The engineer on call will log on to the affected system as well as dispatch an IBM system engineer to correct any failure. All the features of U S AUDIOTEX's total customer satisfaction and quality assurance facilities including IBM service and ongoing system's monitoring is available to all U S AUDIOTEX clients. U S AUDIOTEX only offers this one level of service.

  Credit Card Participation:

  U S AUDIOTEX has merchant agreements with American Express, Discover, MasterCard and Visa. In accordance with standard procedure between U S AUDIOTEX and each of the card issuers, U S AUDIOTEX is required to notify the credit card organization of the merchant opportunity and the associated convenience fees, as appropriate. At that time, each credit card entity determines its participation position and notifies U S AUDIOTEX as to their intent.

  The following responses address each issue located in the Scope of Work Section (Section 3.1 through 3.8). These responses are not meant to be reiterations of the bid requirements, but confirmation that U S AUDIOTEX currently meets these requirements.

  3.1 U S AUDIOTEX already has a toll-free number, 888-2PAY-TAX/SM/, established for State of New Jersey taxpayers to call. This number is a nationwide payment number also used by the IRS and the CA FTB. U S AUDIOTEX scripts are done professionally and allow callers to make their payment in a quick and efficient manner. After a taxpayer enters the amount of the payment, they will be informed of the convenience fee amount.

        U S AUDIOTEX will provide an existing IVR script to the State of New Jersey for review and approval.

        U S AUDIOTEX software meets the requirements specified in section 3.1.

        All of U S AUDIOTEX credit card processing systems run 24 hours a day, 7 days a week. There is no down time.

  3.2 Visa and MasterCard payments are settled in 48 hours. However, as noted above, AMEX and Discover settle in 72 hours. U S AUDIOTEX has advised AMEX and Discover of this requirement in the State of New Jersey's bid and, in concert with AMEX and Discover, is making settlement modifications to address this requirement.

        U S AUDIOTEX will deposit payments to the bank and bank account specified by the State of New Jersey. Payments through the U S AUDIOTEX System are deposited via ACH to the State of New Jersey's bank account and are FDIC insured.

        The State of New Jersey is not responsible for returning the convenience fee portion of a payment that has been charged back. This is standard with all of our government clients.

  3.3 All credit card transactions through the U S AUDIOTEX System are authorized on a real-time basis, i.e. we verify card for legality and existing funds while caller is on hold.

        U S AUDIOTEX will collect a social security number from the taxpayer. U S AUDIOTEX will use the name control file from the State of New Jersey to validate name control. These procedures will have an important effect on the time required to complete this project. Typically, name control is accomplished by using the first four letters of the taxpayer's last name.

        U S AUDIOTEX sends transaction reports to the State of New Jersey on a daily basis by 8:00AM ET. Reports always arrive before funds have been deposited into the State of New Jersey's bank account.

        Transmission of data can be finalized when necessary. U S AUDIOTEX supports various protocols and will work with the State of New Jersey on these. Electronic transmission is recommended at this point in time.

        U S AUDIOTEX already processes and sends daily, weekly and monthly reports to clients.

        Additional payment options and script changes will be provided to the State of New Jersey at no cost. Again, this is standard for all of our clients.

        U S AUDIOTEX daily reports are broken down by card type, payment amount, fee, total payment amount. Also included is the social security number, name control and a verbal receipt number that is provided to every taxpayer whose payment is authorized.

  3.4 U S AUDIOTEX will provide customer service from 7:30AM to 5:00PM ET for the State of New Jersey's taxpayers.

  3.5   Confidentiality requirement is acknowledged by U S AUDIOTEX.

  3.6 through 3.6.2 c: Year 2000 compliance and requirements specified in these sections are acknowledged by U S AUDIOTEX.

  3.6.3 through 3.8:  These sections are acknowledged by U S AUDIOTEX.

4.5.3 Security

  U S AUDIOTEX will transmit a secure (encrypted) file to the State of New Jersey for payment posting. The data transmitted includes the taxpayer identification number, name control, payment data, type, dates and various other control fields.

  Not included in this transmission is the customer's credit card number, card type or expiration date. U S AUDIOTEX also collects contact phone numbers, Automatic Number Identification (ANI) and some card billing address information which is used for credit card fraud control. U S AUDIOTEX is also implementing CVC and CVV card controls. CVC and CVV card controls are additional information requirements that are printed on the card but not on the card imprint. This process reduces stolen card numbers as a source of fraudulent card usage.

  For enhanced security U S AUDIOTEX does not transmit any card numbers and related information. This eliminates any additional security control issues. The card payment information is available to research any payment issue through our customer service team.

  Various agencies, like the IRS and the State of California Franchise Tax Board, have different protocol requirements ranging from encryption modems, PKZIP encrypted and password protected files to EDI.

  An important component of Security is to avoid having detailed security plans within a public RFP. However, all security transmissions include the following components:

    .    Encryption
    .    Password Protection
    .    Control Totals

  U S AUDIOTEX provides the flexibility to meet the State of New Jersey's requirements along with the ability to change in the future at no cost to the State of New Jersey.

4.5.4  Term Contract Management, Scheduling and Control
4.5.4.1 Contractor's Term Contract Management

  U S AUDIOTEX's general approach to term contract management is to assign a person within the Company who has overall responsibility for the implementation and ongoing relationship of the term contract. He/she supervises a team of engineering, marketing, telecommunications, accounting and customer service personnel to support the program for the client.

  The person typically assigned to manage the term contract is a U S AUDIOTEX Account Executive. In this case, the term contract manager, or Project Manager as we call this position, will be Craig White. As a U S AUDIOTEX Account Executive, Craig has an extensive background in project management having implemented numerous tax applications for various counties and municipalities and having been one of the project managers assigned to the IRS account.

  Our experience has taught us that assigning one person to manage the overall client relationship minimizes communications problems and facilitates the implementation process. A key tool in the term contract management process and for the Project Manager himself is to have a project plan that details the numerous steps that are required to implement a credit card program through an IVR system. While each project plan is tailored to the unique characteristics of each project, our experience has shown us that there are more similarities than differences among individual applications. Thus, our extensive experience in this arena has alerted us to potential pitfalls and has given us the wherewith all to leverage our experience to meet client requirements within necessary time frames. A copy of our project plan that includes detailed action items is included in this response.

  The U S AUDIOTEX term contract manager for the State of New Jersey will have the responsibility for coordinating communications between U S AUDIOTEX and the State of New Jersey's term contract manager. During the initial phases of implementation after requirements are defined and tasks assigned, we recommend that weekly status meetings between our team members and the State of New Jersey's representatives be held to manage the implementation process until the program is activated for taxpayer use. Status reports chronicling issues, responsibilities and due dates are generated and distributed to participants for review and action, as necessary.

4.5.4.2  Bidder's Gear-Up Plan - See Appendix A for timeline.

4.5.5   Potential Problems

  Generally, potential problems can be anticipated and avoided or minimized if there are three elements that have been incorporated in the project at the outset. First, there must be capable, qualified and experienced people devoted to term contract management. Second, there must be an effective project plan that is developed and used as a guideline in the conduct of day-to-day project management. Thirdly, and perhaps, most importantly, previous experience in income tax credit card applications has shown us how to anticipate, avoid and minimize potential problems. Our experience has shown us that problems typically arise at the beginning of the project when user requirements have not been thoroughly defined and communicated. It is crucial to the project's success that all requirements are identified and clearly delineated at the outset. Aside from defining and communicating requirements at the project's beginning to avoid or minimize potential problems, most issues occur due to scheduling or timing problems.

  From experience, potential problems may arise in three general areas: 1) Scripting, 2) Performance and transmission of entity validation and payment data and 3) Settlement of funds.

  Scripting:   Scripts are essential to the success of an IVR credit card
  ----------
  payment program. They should be tightly constructed and, ideally, should seldom exceed three minutes in duration. Scripts define the interaction of the program with the taxpayer. Poorly worded or structured scripts will result in poor taxpayer usage. The construction of a script is one of the first implementation functions that U S AUDIOTEX addresses.

  Performance and transmission of entity validation and payment data:  U S
  -------------------------------------------------------------------
  AUDIOTEX will collect the taxpayer's social security number and name control for taxpayer validation. Entity validation may be performed on-line and in real time or on a batch basis. The State of New Jersey's needs and capabilities need to be determined in advance. Traditionally, U S AUDIOTEX collects the first four letters of the last name for name control. From a development perspective, this area can be the most time consuming and technically challenging because of the need to develop an interface or establish a communications protocol and the reliance on both the customer and the vendor to function in unison. Again, sound project management and adherence to a workable project plan will either eliminate or reduce the impact of potential problems in this area.

  Settlement of funds:  The movement of funds from the credit card issuers'
  --------------------
  accounts to that of the State of New Jersey is generally a perfunctory process. Nevertheless, problems can arise related to the availability of funds for each type of credit card accepted by the program. Discover and American Express typically settle 72 hours from the payment date; MasterCard and Visa settle within 48 hours. In some cases, arrangements can be made to accommodate 48 hour settlement for Discover and American Express. Since this is a requirement of the State of New Jersey, we are in discussion with AMEX and Discover to address this requirement. U S AUDIOTEX will request Visa, AMEX, MasterCard and Discover credit card companies to participate in this program. As you may already know, Visa chose not to participate in our program for the IRS (nor will it participate in the CA FTB's program). Note: Visa does not allow for the assessment of variable convenience fees to its cardholders. While a fixed convenience fee may be practical in some payment applications where the payment range is limited, e.g. traffic citations, fixed convenience fees are not workable in tax applications where a wide range of payment options necessitates the imposition of a tiered or variable convenience fee schedule. However, U S AUDIOTEX will still request their participation in a program for the State of New Jersey.

4.5.6 through 4.5.6.4  Information on Subcontractors

     U S AUDIOTEX does not incorporate the use of subcontractors in any of its IVR projects. All IVR design, development, quality control, implementation, etc. are handled by U S AUDIOTEX employees only. Credit card processing is handled by our Parent and we already have existing agreements with all major credit card companies. When signing up for 888-2PAY-TAX/SM/, you only sign an agreement with U S Audiotex, not with various companies that provide the marketing, the IVR or the credit card processing capabilities.

4.6 Section - 2:  Organizational Support and Experience
-------------------------------------------------------

4.6.1  US Audiotex, LLC
       18 Crow Canyon Court, Suite 300
       San Ramon, CA  94583
       Craig White, Account Executive
       1-800-487-4567 fax:1-800-434-4913
       e-mail: cwhite@usaudiotex.com

4.6.2 The following U S AUDIOTEX personnel will be assigned specific tasks for this project:

       Ken Stern, President
       Steve Johnson, Sr. Vice President
       Craig White, Account Executive
       Debbie Soleta, CFO
       Brad Belton, Director of Engineering
       David Rickard, Software Engineer

       U S AUDIOTEX will not utilize any contractors/subcontractors on this project.

4.6.3  See Appendix B for Organization Chart.

4.6.4  Craig White, Account Executive - Project Manager
       Steve Johnson, Sr. Vice President - Asst. Project Manager/Script Development
       Debbie Soleta, CFO - Establishment of terminal id's for funds flow, reconciliation of daily payments and customer service
       Brad Belton, Director of Programming - Overall programming management David Rickard, Software Engineer - IVR design, script set up and maintenance

       Each U S Audiotex employee above will have key roles in making sure U S AUDIOTEX provides quality work and customer service for the State of New Jersey's credit card program. Each has already functioned in a similar capacity on the IRS project. In addition to Craig's responsibilities, Steve, Ken, Brad and Debbie will have managerial oversight responsibilities for U S AUDIOTEX on the State of New Jersey's project in areas ranging from executive management (Ken) and engineering development
       (Brad) to customer service and accounting (Debbie). Each of these individuals is located in San Ramon, California.

4.6.5  See Appendix C for Resumes.

4.6.6  Experience of Bidding Firm on Term Contracts of Similar Size and Scope.

       U S Audiotex has extensive experience with large Term Contracts. Those that are pertinent to this RFP include:

       The US Treasury (IRS, 888-2PAY-TAX/SM/)
       The California Franchise Tax Board (FTB, 888-2PAY-TAX/SM/)
       The District of Columbia (888-2PAY-TAX/SM/)
       Fairfax County, VA (888-2PAY-TAX/SM/)

       Contract terms:
       The IRS contract is for 1 year with an option year attached.
       U S AUDIOTEX is a subcontractor under Discover and has agreed to provide 888-2PAY-TAX service to the State of California under the terms of the agreement with Discover.
       Agreement with the District of Columbia is 1 year with 5 option years attached.
       The Fairfax County, VA contract is for 3 years with 3 additional option years.

       Contacts:
       IRS, Larry Faulkner, Project Director-Alternative Payments, 202-283-4783 5000 Ellin Road, C4342, Lanham, MD 20706

       (Contract awarded July 1998. Service will be available January 15, 1999 for 1998 filing season. One year contract with option to extend for one year. System scheduled for completion December 1998.)

       FTB, Patti Seebode, Manager, 916-845-4340
       Analysis and Modernization Section, Unit 729, Sacramento, CA 95812-1468 (Contract awarded December 1998. 1.2 million collection notices annually amounting to nearly $1 billion in receivables. System scheduled for completion January 1999.)

       District of Columbia, Leonard Nabybal, Procurement, 202-727-0380 D.C. Purchasing & Contracting Division, 441 4th Street, N.W., Suite 410-S, Washington, D.C. 20001 (RFP awarded to U S Audiotex December 1998. Over 800,000 tax returns are filed in the District of Columbia.)

       Fairfax County, Elizabeth Cole, Director-Revenue Collection, 703-324-2550 12000 Government Center Parkway, Suite 333, Fairfax, VA 22035 (Contract awarded December 1998. $1.5 billion tax levy-Personal Property Tax and Real Estate Tax. System completed and in operation December 1998)

4.6.7  See Appendix D for Financial Statements.

                 Keys points of US Audiotex and 888-2PAY-TAX/SM/


 .  US AUDIOTEX GUARANTEE:

   If a US Audiotex system fails to accurately capture and accurately process the correct payment amount, US Audiotex will pay that customer's convenience fee.

 . US Audiotex processes payments for over 250 government agencies. This is our only business.

 . US Audiotex and 888-2PAY-TAX went through an 8 month rigorous review by the US Treasury before being selected as the credit card payment solution for the IRS.

 .  US Audiotex is one-stop shopping:

    . We handle the IVR design, set-up, maintenance and on-going customer support for you from our office.

    .  Our Parent handles all of the credit card processing.

    . We already have existing agreements with all of the major credit card companies.

 .  888-2PAY-TAX is FREE.  All costs are covered by US Audiotex.

 . US Audiotex provides 24 Hour Technical Support. There are no charges for this service.

 . Our customer support is second to none. If any problems arise with our service, whether it be credit card related or system related, you only need to call one number -- our number.

 .  Internet payment capability will be ready April, 1999.

                    [LETTERHEAD OF THE STATE OF NEW JERSEY]
                          DEPARTMENT OF THE TREASURY
                       DIVISION OF PURCHASE AND PROPERTY


                                        January 20, 1999

USAudioTex
Centerpoint Building
18 Crow Canyon Court, Suite 300
San Ramon, CA 94583

                                        Re: Interactive Voice Response System
                                            New Jersey Division of Revenue
                                            BID NUMBER: 99-X-28201
                                            BID OPENING DATE: 12/29/98
                                            BUYER: John J. Kennedy
                                            TELEPHONE NUMBER: 609-984-9703

Dear Mr. Stern:

The Division of Purchase and Property intends to award a contract from your firm for the above referenced procurement in accordance with your Bid Response Proposal, contingent upon the execution of a contract and the availability of funds.

The terms, conditions and specifications are contained in the bid proposal opened on the above referenced date.

                                        Sincerely,

                                For:    Director
                                        Division of Purchase and Property

                                By:     /s/ John J. Kennedy
                                        John J. Kennedy
                                        Unit Supervisor,
                                        Information Technology and
                                        Telecommunications Unit

               STATE OF NEW JERSEY                       NUMBER         : A88512                PAGE: 1
                BUREAU OF PURCHASE                       DATE           : 02/19/99
33 WEST STATE ST 9TH FL TRENTON, NJ 08625-0230           BUYER          : JOHN KENNEDY
----------------------------------------------           PHONE          : (609) 984-9703
             PROFESSIONAL CONTRACT                       EFFECTIVE DATE : 02/08/99
----------------------------------------------           EXPIRATION DATE: 02/07/01
    INTERACTIVE VOICE RESPONSE SYSTEM -                  T-NUMBER       : T1799
     NJ DIVISION OF REVENUE                              CONTRACTOR     : US AUDIOTEX LLCC
----------------------------------------------------------------------------------------------------------
                                                         VENDOR NO.     : 680386340
                                                         VENDOR PHONE   : (800) 487-4567
---------------------------------------------            FEIN/SSN       : 680386340
    US AUDIOTEX LLC                                      REQ AGENCY     : 822105
    18 CROW CANYON COURT #300                                             DIV OF REVENUE
    SAN RAMON       CA     94583                         AGENCY REQ NO  :
                                                         PURCCH REQ NO. : 1014590
                                                         FISCAL YEAR    : 99
                                                         COMMODITY CODE : 79413
                                                         SOLICITATION # : 28201
---------------------------------------------            BID OPEN DATE  : 12/30/98

TERM CONTRACT FROM: 02/08/99 TO: 02/07/01 ESTIMATED AMOUNT: $ 750,000.00
-------------------------------------------------------------------------------

1. ORDERING PERIOD:    CONTRACT BEGINNING ORDERING PERIOD IS: 02/08/99
                       CONTRACT ENDING ORDERING PERIOD IS: 02/07/01
2. F.O.B. POINT:       DESTINATION
3. DELIVERY            DELIVERY WILL BE MADE WITHIN 030 DAYS ARO    UNLESS
                       SPECIFIED DIFFERENTLY ON EACH LINE OR UNLESS AN ALTERNATE
                       DELIVERY SCHEDULE IS INDICATED. AN ALTERNATE DELIVERY
                       SCHEDULE IS ENCLOSED HEREIN: YES
4. CASH DISOUNT TERMS: CASH DISCOUNT TERMS ARE 00.00%     DAYS.
5. PERFORMANCE BOND:   PERFORMANCE BOND REQUIRED: NO  ; DATE REQUIRED 00/00/00
                       AMOUNT $0; PERCENT OF CONTRACT 0.00%
6. RETAINAGE:          RETAINAGE PERCENT IS 0.00%
7. COOPERATIVE PROC:   THIS CONTRACT IS AVAILABLE FOR POLITICAL SUBDIVISION USE
                       UNDER THE COOPERATIVE PROCUREMENT PROGRAM NO
8. BID REFERENCE NO:   YOUR BID REFERENCE NUMBER IS:
9. AWARDED LINE:       YOU WERE AWARDED 1 LINES FROM THE SOLICITATION NUMBER
                       28201. THESE LINES ARE INCLUDED AS A PART OF THIS
                       CONTRACT.
-------------------------------------------------------------------------------
ALL TERMS AND CONDITIONS AS A PART OF SOLICITATION NUMBER 28201 INCLUDING ANY ADDENDA THERETO AND ALSO INCLUDING THE BIDDER'S PROPOSAL AS ACCEPTED BY THE STATE ARE INCLUDED HEREIN BY REFERENCE AND MADE PART HEREOF EXCEPT AS SPECIFIED HEREIN
-------------------------------------------------------------------------------

 THIS IS NOTICE OF ACCEPTANCE BY THE DIRECTOR OF THE DIVISION OF PURCHASE AND
  PROPERTY ACTING FOR AND ON BEHALF OF THE STATE OF NEW JERSEY, OF THE OFFER
      REFERENCED ABOVE BY YOUR FIRM WHOSE NAME AND ADDRESS APPEAR ABOVE.

--------------------------------------  --------------------------------------
  BUYER                    DATE           FOR DIRECTOR               DATE
                                          DIVISION OF PURCHASE AND PROPERTY

-------------------------------------------------------------------------------
        USING AGENCIES CANNOT PROCESS INVOICES FOR PAYMENT OF DELIVERED
       GOODS AND/OR SERVICES UNTIL THE PROPERLY EXECCUTED BOND HAS BEEN
                RECEIVED AND ACCEPTED BY THE PURCHASE BUREAU.

                                  VENDOR COPY

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
PRICE SHEET                                                                  PROFESSIONAL CONTRACT
--------------------------------------------------------------------------------------------------------------------------------
BUREAU OF PURCHASE                                  NUMBER    : A88512      PAGE
PURCHASE BUREAU                                     T-NUMBER  : T1799          2
STATE OF NEW JERSEY
33 WEST STATE ST 9TH FL
PO BOX 230                                          CONTRACTOR: US AUDIOTEX LLC
TRENTON         NJ      08625-0230
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
LINE                                                      ESTIMATED                         UNIT PRICE OR         EXTENDED AMT
NO.         COMMODITY/SERVICE DESCRIPTION                 QUANTITY        UNIT            PERCENT DISCOUNTS       IF APPLICABLE
--------------------------------------------------------------------------------------------------------------------------------
            UNLESS SPECIFIED OTHERWISE BELOW:
            SHIP TO:        822105 / S001
            DIV OF REVENUE
            PAYMENT PROCESSING
            160 SOUTH BROAD ST
            LIVINGSTON ST ENTRANCE
            TRENTON      NJ   08608

00001       COMMODITY CODE: 794-13-038282                      1          EACH                   NET
            INTERACTIVE VOICE RESP.-DIV. OF REV.
            FEE TO BE PAID BY THE USER OF THE
            INTERACTIVE VOICE RESPONSE SYSTEM
            TO THE CONTRACTOR.

            THE PURPOSE OF THIS CONTRACT LINE IS FOR
            EFFECTUATING PAYMENT AGAINST THIS
            CONTRACT. THE FEES PAID AGAINST THIS
            CONTRACT WILL BE PAID DIRECTLY TO THE
            CONTRACTOR BY THE PERSON UTILIZING THE
            SERVICE.

            THE FEE CHARGED BY THE CONTRACTOR MUST
            BE IN ACCORDANCE WITH THE FEE SCHEDULE
            SUBMITTED BY THE CONTRACTOR IN THEIR
            RESPONSE PROPOSAL (ATTACHED).

--------------------------------------------------------------------------------------------------------------------------------